UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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INCYTE CORPORATION
(Name of Registrant as Specified In Its Charter)

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Incyte

2018 Proxy Statement and Notice of Annual Meeting of Stockholders

Incyte at a Glance

20
CLINICAL CANDIDATES

17
DISCRETE TARGETS

$1.2B
CASH, CASH EQUIVALENTS & MARKETABLE SECURITIES ON DEC. 31 2017

$700M
RETIRED DEBT IN 2017

#6 Forbes
MOST INNOVATIVE COMPANY LIST

1,200
EMPLOYEES

$1.5B
TOTAL REVENUE

12
COUNTRIES

3
CONTINENTS

Incyte

March 14, 2018

Dear Fellow Stockholders,

Over the last 4 years, our team here at Incyte has made incredible progress. Our total revenues have tripled, and our clinical portfolio has increased from 10 candidates to now 20 clinical candidates. We have also grown from a company of 628 people in the United States in 2014 to just over 1,200 people across three continents today.

Over the last 12 months, we achieved total revenue for 2017 of $1.5 billion, an increase of nearly 40% over 2016. We also added Olumiant® royalties as a new source of revenue, following its approval and launch by Eli Lilly and Company in rheumatoid arthritis in Europe and in Japan. Within our development portfolio, we added two clinical candidates to our later stage development portfolio – which now stands at 6 candidates – and we added a novel drug discovery platform with our bispecifics collaboration with Merus N.V. We believe that having three distinct discovery platforms – small molecule, monoclonal antibody, and bispecific antibody – positions us very well for long-term growth.

Importantly, we achieved our goal of establishing a footprint in Japan, which rounds out our plans for geographic expansion. Our financial profile has never been stronger. Our robust top-line growth allows us to support our clinical portfolio, which we believe will lead to long-term success. We greatly improved our balance sheet in 2017 by exchanging over $700 million in convertible debt for our common stock and, as of December 31, 2017, we had a balance of cash, cash equivalents and marketable securities of $1.2 billion. We believe we now have both the geographic reach and the financial resources to be able to bring our potential new therapies to patients that need them.

Our accomplishments have not gone unnoticed – in the spring of 2017, our shares were added to the S&P 500 Index. This was a major milestone for Incyte and demonstrated our significant progress as we work towards growing into a leading global biopharmaceutical company. Our Board of Directors and executive management recognizes that this achievement also brings new responsibilities. Throughout the second half of 2017, we launched an initiative designed to further optimize our governance and compensation practices to be more in-line with our new peers in the S&P 500. We proactively reached out to top stockholders representing over 60% of our shares outstanding to seek valued feedback on our governance and compensation practices. As a result of this broad and informative engagement effort, our Board of Directors has implemented the following significant governance and compensation enhancements:

√ Amended our Bylaws to require majority voting for Board members
√ Formalized a minimum vesting period of 1 year for general employee equity awards
√ Adopted a compensation clawback policy for executive officers
√ Restructured performance-based compensation for executives

In addition, as you'll see, we have enhanced our proxy statement to better communicate what we do and how we do it and also to highlight those matters our engaged stockholders want to see. When combined with the continuing governance enhancements over the last several years, we believe these new improvements help us further align the company's interests with the best interests of our stockholders.

We were also pleased to announce the appointment of Jacqualyn Fouse, PhD. to our Board of Directors in October. Her impressive background will serve to further strengthen our Board and provide valuable insight to our leadership team. I am very proud to be working with this Board, whose collective skillsets will be increasingly valuable as we approach a transformative period in our evolution.

As we begin 2018, there are several key newsflow events expected in the first half of the year:

• REACH1 trial results of Jakafi in GVHD
• FDA action on the resubmitted baricitinib NDA for RA
• Initial result of the pivotal ECHO-301 trial of epacadostat plus pembrolizumab in melanoma.

In addition, the new wave of pivotal ECHO trials evaluating epacadostat in combination with PD-1 antagonists in four different tumor types are ongoing. We also look forward to data from FIGHT-202, which is evaluating our FGFR1/2/3 inhibitor, INCB54828, in patients with cholangiocarcinoma later in 2018. Our randomized pivotal GVHD trials - REACH2, REACH3, and GRAVITAS-301 - continue to enroll well and we expect data from these trials beginning in 2019.

I believe that we are now in an excellent position to execute on our development and commercialization plans. We have a multitude of opportunities as we seek to build Incyte into a sustainably profitable biopharmaceutical business - and one that will be able to help an even broader patient population - over the next several years. My fellow members of the Board and I thank you for your continued support.

Sincerely,

Hervé Hoppenot
Chairman of the Board of Directors

Incyte

Company History of Success

2013
2014
2015
2016
2017
Sources of Revenue[1]
Development
Discovery
Locations
Team
6 compounds
7 compounds
10 compounds
14 compounds
17 compounds
Small molecules
Small molecules
Small molecules
Large molecules
Small molecules
Large molecules
Small molecules
Large molecules
Bispecifics
US
US
US
US
Europe
US
Europe
Japan
481
588
692
980
1,208
355
511
754
1,106
1,536

Current Portfolio

Discovery
Development
Revenue
Small Molecules
Large Molecules
Bispecifics
AXL / MER
TIM-3
LAG-3
BRD
FGFR4
PIM
ARG
LSD1
OX40
GITR
Proof-of-Concept
INCB50465 (PI3Kδ)
INCB54828 (FGFR1/2/3)
ruxolitinib (JAK1/JAK2)
itacitinib (JAK1)
epacadostat (IDO1)
MGA012 (PD-1)
Revenue
Royalties

[1]Figure represents Incyte total revenue for 2013 – 2017 (US$ millions)
Jakavi (ruxolitinib) licensed to Novartis International Pharmaceutical LTD. ("Novartis") ex-US, Olumiant (baricitinib) licensed to Eli Lilly and Company ("Lilly") worldwide; these brands are trademarks of Novartis (Jakavi) and Lilly (Olumiant) and are not trademarks of Incyte.

Incyte Corporation
1801 Augustine Cut-Off
Wilmington, Delaware 19803

Notice of Annual Meeting of Stockholders

Tuesday, May 1, 2018

2:00 p.m. Eastern Daylight Time

1815 Augustine Cut-Off, Wilmington, Delaware 19803

To the Stockholders of Incyte Corporation:

        The Annual Meeting of Stockholders of Incyte Corporation, a Delaware corporation (the "Company"), will be held at the Company's offices located at 1815 Augustine Cut-Off, Wilmington, Delaware 19803, on Tuesday, May 1, 2018, at 2:00 p.m. Eastern Daylight Time, for the following purposes:

Purposes:

1.
To elect eight directors to serve until the 2019 Annual Meeting of Stockholders and thereafter until their successors are duly elected and qualified;

2.
To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers;

3.
To approve amendments to the Company's Amended and Restated 2010 Stock Incentive Plan;

4.
To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2018; and

5.
To transact such other business as may properly come before the Annual Meeting of Stockholders and any postponement or adjournment of the Annual Meeting.

Record Date:	March 5, 2018—Stockholders of record as of the close of business on March 5, 2018 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

        It is important that your shares be represented at this meeting. Even if you plan to attend the meeting, we hope that you will vote as soon as possible. Voting now will ensure your representation at the Annual Meeting regardless of whether you attend in person. You may vote over the internet, by telephone or by mailing the enclosed proxy card or voting instruction form. Please review the instructions on page 3 of the attached Proxy Statement and your proxy card or voting instruction form regarding each of these voting options.

By Order of the Board of Directors

Michael J. Purvis
Assistant Secretary
March 14, 2018

1	Proxy Statement Summary

	2	Frequently Asked Questions

6	Stockholder Engagement

7	Proposal 1 Election of Directors

13	Board Committees

15	Corporate Governance

21	Compensation of Directors

23	Executive Compensation

	23	Compensation Discussion and Analysis

	41	Compensation Committee Report

	42	Executive Compensation Tables

53	Equity Compensation Plan Information

54	Report of the Audit Committee of the Board

55	Proposal 2 Advisory Vote to Approve Executive Compensation

56	Proposal 3 Proposal to Amend the Amended and Restated 2010 Stock Incentive Plan

66	Proposal 4 Ratification of Independent Registered Public Accounting Firm

68	Security Ownership of Certain Beneficial Owners and Management

70	Other Matters

A-1	Appendix A: Note Regarding Forward-Looking Statements

Proxy Statement 2018 | i

Proxy Statement Summary

Meeting Information

Time and Date: Place: Record Date: Admission: Mail Date:	2:00 p.m. EDT, May 1, 2018

1815 Augustine Cut-Off
Wilmington, DE 19803

March 5, 2018

Please follow the instructions
contained in this Proxy
Statement

This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about March 20, 2018

Voting Matters

PROPOSAL		BOARD'S VOTING RECOMMENDATION
1	Election of Directors	FOR Each Nominee

2	Advisory Vote to Approve Executive Compensation	FOR

3	Amend the Amended and Restated 2010 Stock Incentive Plan	FOR

4	Ratification of Independent Registered Public Accounting Firm	FOR

Proxy Statement 2018 | 1

Proxy Statement Summary

Frequently Asked Questions

Will there be any other items of business on the agenda?

        We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

Who is entitled to vote?

        Stockholders of record at the close of business on March 5, 2018, the Record Date, may vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held by such stockholder as of the Record Date.

How many shares must be present to hold the Annual Meeting?

        The presence, in person or by proxy, of the holders of a majority of our outstanding common stock on the Record Date constitutes a quorum, which is required to hold and conduct business at the Annual Meeting. As of the close of business on the Record Date, there were 211,798,739 shares of our common stock outstanding. If you are a record holder and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for purposes of determining a quorum. If your shares are held in street name, your shares are counted as present for purposes of determining a quorum if your broker, bank or other nominee submits a proxy covering your shares. Your broker, bank or other nominee is entitled to submit a proxy covering your shares as to certain "routine" matters, even if you have not instructed your broker, bank or other nominee on how to vote on those matters. Please see "How are votes counted?" below. If a quorum is not present, we expect that the Annual Meeting will be adjourned until we obtain a quorum.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the "stockholder of record." This Proxy Statement, our Annual Report and the proxy card have been sent directly to you by Incyte.

        Beneficial Owner.    If your shares are held in a stock brokerage account or by a broker, bank or other nominee, you are considered the "beneficial owner" of shares held in street name. This Proxy Statement and our Annual Report have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by using the voting instruction form provided by your broker, bank or other nominee.

2 | Proxy Statement 2018

Proxy Statement Summary

How do I vote?

        You may vote using any of the following methods:

By Mail	By Telephone	By Internet	In Person at the Annual Meeting
Mail – Follow the instructions in your proxy materials.	Telephone – Stockholders of record may call toll-free 1-800-652–VOTE (8683)	By Internet – Stockholders of record may vote online at www.envisionreports.com/INCY	In Person at the Annual Meeting – You may obtain directions to the Annual Meeting by contacting our Company's Investor Relations Department at (302) 498-6700.

Most stockholders who hold shares beneficially in street name may provide voting instructions to their brokers, banks or other nominees by telephone by calling the number specified on the voting instruction form provided by their brokers, banks or other nominees. The telephone voting facilities will close at 11:59pm, Eastern Daylight Time, the day before the meeting date.
Most stockholders who hold shares beneficially in street name may provide voting instructions to their brokers, banks or other nominees by accessing the website specified on the voting instruction form provided by their brokers, banks or other nominees. The internet voting facilities will close at 11:59pm, Eastern Daylight Time, the day before the meeting date.
Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or the internet so that your vote will be counted if you later decide not to attend the meeting

Can I change my vote or revoke my proxy?

        You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with the Secretary of our Company a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later dated proxy. If you submitted your proxy by telephone or the internet, you may change your vote or revoke your proxy with a later telephone or internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting. For shares you hold beneficially in street name, you may change your vote or revoke your proxy by submitting new voting instructions to or informing your broker, bank or other nominee in accordance that entity's procedures for changing or revoking your voting instructions.

How are votes counted?

        In the election of directors, you may vote "FOR," "AGAINST" or "ABSTAIN" for each nominee. For each of Proposals 2, 3 and 4, you may vote "FOR," "AGAINST" or "ABSTAIN."

        If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction form with no further instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of the nominees to the Board of Directors, "FOR" the approval of the compensation of our named executive officers, "FOR" the approval of the amendments to our Amended and Restated 2010 Stock Incentive Plan and "FOR" the ratification of the independent registered public accounting firm and in the discretion of the proxy holders on any other matters that may properly come before the meeting).

        If you hold shares beneficially in street name and do not provide your broker, bank or other nominee with voting instructions, your shares may constitute "broker non-votes." Generally, broker

Proxy Statement 2018 | 3

Proxy Statement Summary

non-votes occur on a matter when a broker, bank or other nominee is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. If you hold shares beneficially in street name and do not vote your shares, your broker, bank or other nominee can vote your shares at its discretion only on Proposal 4, the ratification of the independent registered public accounting firm. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, other than Proposal 4, assuming that a quorum is obtained.

What vote is required to approve each item?

        We have a majority voting standard for the election of directors in an uncontested election, which is generally defined as an election in which the number of nominees does not exceed the number of directors to be elected at the meeting. Cumulative voting is not permitted, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate. Under our majority voting standard, in uncontested elections of directors, such as this election, each director must be elected by the affirmative vote of a majority of the votes cast by the shares present in person or represented by proxy. A "majority of the votes cast" means that the number of votes cast "FOR" a director nominee exceeds the number of votes cast "AGAINST" the nominee. If a director nominee is an incumbent director and does not receive a majority of the votes cast in an uncontested election, that director will continue to serve on the Board as a "holdover" director, but will be subject to our director resignation policy. Additional information concerning our director resignation policy is set forth under the heading "Corporate Governance—Majority Voting Policy."

        The table below describes the proposals to be considered at the Annual Meeting and the vote required for each proposal:

Proposal		Vote Required	Effect of Abstentions(1)	Broker Discretionary Voting Allowed?(2)
1	Election of Directors	A nominee for director will be elected if the votes cast "FOR" such nominee exceed the votes cast "AGAINST" such nominee.	No effect Not considered votes cast on this proposal	No Brokers without voting instructions will not be able to vote on this proposal

2	Advisory Vote to Approve Executive Compensation	Non-binding, advisory proposal. We will consider the matter approved if it receives the affirmative vote of a majority of the shares of common stock present at the Annual Meeting in person or by proxy and entitled to vote.	Counted as vote Same effect as votes against	No Brokers without voting instructions will not be able to vote on this proposal

3	Approval of Amendments to the Amended and Restated 2010 Stock Incentive Plan	The affirmative "FOR" vote of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote.	Counted as vote Same effect as votes against	No Brokers without voting instructions will not be able to vote on this proposal

4	Ratification of the Appointment of Ernst & Young LLP	The affirmative "FOR" vote of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote.	Counted as vote Same effect as votes against	Yes Brokers without voting instructions will have discretionary authority to vote

(1)
As noted above, abstentions will be counted as present for purposes of establishing a quorum at the Annual Meeting.

(2)
Only relevant if you are the beneficial owner of shares held in street name. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

4 | Proxy Statement 2018

Proxy Statement Summary

        If any other matter is properly brought before the Annual Meeting, such matter also will be determined by the affirmative vote of a majority of the shares of common stock present at the Annual Meeting in person or by proxy and entitled to vote at the Annual Meeting.

What is "householding" and how does it affect me?

        We have adopted a process for mailing our Annual Report and this Proxy Statement called "householding," which has been approved by the Securities and Exchange Commission. Householding means that stockholders who share the same last name and address will receive only one copy of our Annual Report and this Proxy Statement, unless we receive contrary instructions from any stockholder at that address. We will continue to mail a proxy card to each stockholder of record.

        If you prefer to receive multiple copies of our Annual Report and this Proxy Statement at the same address, additional copies will be provided to you upon request. If you are a stockholder of record, you may contact us by writing to Investor Relations Department, Incyte Corporation, 1801 Augustine Cut-Off, Wilmington, Delaware 19803 or by calling (302) 498-6700 and asking for Investor Relations. Eligible stockholders of record receiving multiple copies of our Annual Report and this Proxy Statement can request householding by contacting us in the same manner. We have undertaken householding to reduce printing costs and postage fees, and we encourage you to participate.

        If you are a beneficial owner, you may request additional copies of our Annual Report and this Proxy Statement or you may request householding by notifying your broker, bank or other nominee.

How are proxies solicited?

        Our employees, officers and directors may solicit proxies. We will pay the cost of printing and mailing proxy materials, and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common stock. In addition, we have engaged D.F. King & Co., Inc. to assist us in soliciting proxies for a fee of $12,500, plus out-of-pocket expenses.

Proxy Statement 2018 | 5

Stockholder Engagement

        Throughout the year, we maintain an ongoing stockholder outreach program to garner feedback as well as to answer any questions stockholders may have both during and outside of proxy season.

        In the spring of 2017, we were added to the S&P 500 Index. With this inclusion came a new peer group and new responsibilities. As such, we launched an initiative to determine how our governance could improve so that we are more in-line with our peers. As a part of that initiative, we proactively reached out to and collected governance-focused feedback from our top stockholders. We contacted stockholders representing over 60% of our shares outstanding, and through these thorough and informative conversations, we have implemented some significant enhancements in our governance policies. We believe these changes will help us to further align the company's interests with the best interests of our stockholders.

Feedback	Changes
✗ Not enough performance-based compensation for executive officers

✓

Commencing with the July 2018 equity awards, executive officers will no longer receive 25% of their target equity compensation as restricted stock units; instead, 25% of target equity award value will be in the form of performance shares pegged to pre-specified performance goals

✗ "Plurality-plus" voting for directors in uncontested elections	✓ Amended our Bylaws to require majority voting for directors in uncontested elections
✗ No clawback policy for executives	✓ Adopted a 3 year cash clawback for executives
✗ No minimum vesting period for employee equity awards	✓ Implemented a minimum vesting period of 12 months generally for employees
✗ Further diversification of expertise on Board	✓ Added Jacqualyn Fouse to the Board, who brings diverse and valuable corporate governance, management, operational and strategic expertise
✗ Insufficient rationale on why CEO also serves as the chairman of the Board

✓

Included more detail why the Board believes it is in the best interests of stockholders that Mr. Hoppenot serve as both CEO and chairman as well as enhanced detail on the function of our Lead Independent Director

✗ Limited detail on corporate goals	✓ Provided a more detailed retrospective analysis of our 2017 corporate goals

        We continually seek to engage with stockholders throughout the year, and we invite you to reach out with any comments or questions at any time. Please see the Investor section of our website for the appropriate contact information.

6 | Proxy Statement 2018

Proposal 1 Election of Directors

        The Board proposes the election of eight directors of our Company to serve until the next annual meeting of stockholders, or thereafter until their successors are duly elected and qualified. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event that we do not currently anticipate, proxies will be voted for any nominee designated by the Board to fill the vacancy.

				Committee Membership

Name and Primary Occupation	Director Since	Age	Independent	Compensation	Audit	Nominating and Corporate Governance	Finance

Hervé Hoppenot—Chairman of the Board President and Chief Executive Officer Incyte Corporation	2014	58					•
Julian C. Baker—Lead Independent Director Managing Partner Baker Brothers Investments	2001	51	•	•			•
Jean-Jacques Bienaimé Chief Executive Officer BioMarin Pharmaceutical Inc.	2015	64	•	•
Paul A. Brooke Former Founder and Managing Partner venBio, LLC	2001	72	•			•
Paul J. Clancy Executive Vice President and Chief Financial Officer Alexion Pharmaceuticals, Inc.	2015	56	•
Wendy L. Dixon, Ph.D. Former Chief Marketing Officer and President, Global Marketing Bristol-Meyers Squibb Company	2010	62	•		•	•
Jacqualyn A. Fouse, Ph.D. Executive Chair Dermavant Sciences	2017	56	•
Paul A. Friedman, M.D. Chief Executive Officer Madrigal Pharmaceuticals, Inc.	2001	75	•

Committee Chair	Financial Expert	•	Member

Proxy Statement 2018 | 7

Proposal 1 Election of Directors

Director Nominees

        Names of the nominees and certain biographical information about them are set forth below:

Hervé Hoppenot
Age 58 Director since 2014 Chairman of the Board Committees • Finance

BACKGROUND

Mr. Hoppenot joined Incyte as President and Chief Executive Officer and a Director in January 2014, and was appointed Chairman of the Board in May 2015. Mr. Hoppenot served as the President of Novartis Oncology, Novartis Pharmaceuticals Corporation, the U.S. subsidiary of Novartis AG, a pharmaceutical company, from January 2010 to January 2014. Prior to that, Mr. Hoppenot served in other executive positions at Novartis Pharmaceuticals Corporation, serving from September 2006 to January 2010 as Executive Vice President, Chief Commercial Officer of Novartis Oncology and Head of Global Product Strategy & Scientific Development of Novartis Pharmaceuticals Corporation and from 2003 to September 2006 as Senior Vice President, Head of Global Marketing of Novartis Oncology. Prior to joining Novartis, Mr. Hoppenot served in various increasingly senior roles at Aventis S.A. (formerly Rhône Poulenc S.A.), a pharmaceutical company, including as Vice President Oncology US of Aventis Pharmaceuticals, Inc. from 2000 to 2003 and Vice President US Oncology Operations of Rhone Poulenc Rorer Pharmaceuticals, Inc. from 1998 to 2000.

QUALIFICATIONS

The Board has concluded that Hervé Hoppenot should serve on the Board because he has significant leadership and senior management experience from his various executive positions in the healthcare industry, including as the President of Novartis Oncology, Novartis Pharmaceuticals Corporation. His past experiences and his current role as our CEO give him strong knowledge of our strategy, markets, competitors, financials and operations.

OTHER PUBLIC COMPANY BOARDS

	Current	Past 5 Years
	Cellectis S.A.	None

Julian C. Baker
Age 51 Director since 2001 Lead Independent Director Committees • Compensation • Finance • Nominating & Corporate Governance (Chair)

BACKGROUND

Mr. Baker is a Managing Partner of Baker Brothers Investments, which he and his brother, Felix Baker, Ph.D., founded in 2000. Baker Brothers Investments is an investment advisor focused on long term investments in life sciences companies. Mr. Baker's career as a fund manager began in 1994 when he co-founded a biotechnology investing partnership with the Tisch family. Previously, Mr. Baker was employed from 1988 to 1993 by the private equity investment arm of Credit Suisse First Boston Corporation.

QUALIFICATIONS

The Board has concluded that Julian C. Baker should serve on the Board because he is an experienced investor in many life sciences companies. He brings to the Board significant strategic and financial expertise and extensive knowledge of the life sciences and biopharmaceuticals industries as a result of his investments in and service as a director of other publicly and privately held life sciences companies.

OTHER PUBLIC COMPANY BOARDS

	Current	Past 5 Years
	Acadia Pharmaceuticals, Inc.	None
Genomic Health, Inc.
Idera Pharmaceuticals, Inc.

8 | Proxy Statement 2018

Proposal 1 Election of Directors

Jean-Jacques Bienaimé
Age 64 Director since 2015 Independent Director Committees • Compensation

BACKGROUND

Mr. Bienaimé has served as Chief Executive Officer and a member of the board of directors of BioMarin Pharmaceutical Inc., a biopharmaceutical company, since May 2005. Mr. Bienaimé has also served as Chairman of BioMarin since June 2015. From November 2002 to April 2005, Mr. Bienaimé served as Chairman, Chief Executive Officer and President of Genencor, a biotechnology company focused on industrial bioproducts and targeted cancer biotherapeutics. Prior to joining Genencor, Mr. Bienaimé was Chairman, President and Chief Executive Officer of SangStat Medical Corporation, an immunology focused biotechnology company that was later acquired by Genzyme Corporation. He became President of SangStat in 1998 and Chief Executive Officer in 1999. Prior to joining SangStat, Mr. Bienaimé held various management positions from 1992 to 1998 with Rhône Poulenc Rorer Pharmaceuticals (now known as Sanofi Aventis), including Senior Vice President of Corporate Marketing and Business Development, and Vice President and General Manager of the advanced therapeutic and oncology division. Mr. Bienaimé is a director of the Biotechnology Innovation Organization and the Pharmaceutical Research and Manufacturers of America® (PhRMA).

QUALIFICATIONS

The Board has concluded that Jean-Jacques Bienaimé should serve on the Board because he has significant leadership experience in the management of biotechnology organizations, business development, and sales and marketing of both biotechnology and pharmaceutical products. He also brings significant experience as a director of other publicly held life sciences companies.

OTHER PUBLIC COMPANY BOARDS

	Current	Past 5 Years
	BioMarin Pharmaceutical Inc.	InterMune, Inc. (2012-2014)
	Vital Therapies, Inc.	Portola Pharmaceuticals, Inc. (2010-2014)

Paul A. Brooke
Age 72 Director since 2001 Independent Director Committees • Audit • Compensation (Chair) • Finance (Chair) • Nominating & Corporate Governance

BACKGROUND

Mr. Brooke was a founder and managing partner of venBio, LLC, a pharmaceutical investment company, from which he retired at the end of 2016. Mr. Brooke was Chairman of the Board of Directors of Alsius Corporation, a medical device company, from June 2007 through its sale in May 2009, and was the Chairman and Chief Executive Officer of a predecessor company from April 2005 to June 2007. Mr. Brooke has been the Managing Member of PMSV Holdings, LLC, a private investment firm, since 1993. He also served as a Senior Advisor to Morgan Stanley & Co. Incorporated from April 2000 to December 2009, and was a Venture Partner at MPM Capital, a venture capital firm specializing in the healthcare industry, from 1997 through 2006. From April 1999 through May 2000, Mr. Brooke served as a Managing Director at Tiger Management LLC. He was a Managing Director and the Global Head of Healthcare Research and Strategy at Morgan Stanley & Co. from 1983 to April 1999. Mr. Brooke is also a director of several privately held companies.

QUALIFICATIONS

The Board has concluded that Paul A. Brooke should serve on the Board because he has leadership experience and insight into the operations, challenges and complex issues facing healthcare companies gained from his experience as head of healthcare research at a major investment bank and as an investor. He also has extensive financial and capital markets experience, which is critical to his role as Chair of the Finance Committee, and significant experience as a director of other publicly and privately held life sciences and healthcare companies.

OTHER PUBLIC COMPANY BOARDS

	Current	Past 5 Years
	Manning & Napier Fund, Inc.	ViroPharma Incorporated (2001-2014)

Proxy Statement 2018 | 9

Proposal 1 Election of Directors

Paul J. Clancy
Age 56 Director since 2015 Independent Director Committees • Audit (Chair)

BACKGROUND

Mr. Clancy has more than 30 years of experience in financial management and strategic business planning, and has served as the Executive Vice President and Chief Financial Officer of Alexion Pharmaceuticals, Inc., a biopharmaceutical company, since July 2017. Prior to joining Alexion, Mr. Clancy served as Executive Vice President, Finance and Chief Financial Officer of Biogen Inc. (formerly known as Biogen Idec Inc.), a biotechnology company, from August 2007 until June 2017. He also served as Senior Vice President of Finance of Biogen, with responsibilities for leading the treasury, tax, investor relations and business planning groups. Prior to the 2003 merger of Biogen, Inc. and IDEC Pharmaceuticals Corporation to form Biogen, Mr. Clancy was the Vice President of Portfolio Management of Biogen. He joined Biogen in 2001 as Vice President of U.S. Marketing. Before Biogen, Mr. Clancy spent 13 years at PepsiCo Inc., a food and beverage company, serving in a variety of financial and general management positions, including Vice President and General Manager of their Great West Business Unit.

QUALIFICATIONS

The Board has concluded that Paul J. Clancy should serve on the Board because he has significant financial and executive leadership experience at large multi-national biopharmaceutical companies. Mr. Clancy also has experience as a director of a publicly held biotechnology company, and his breadth and depth of financial experience position him well to serve on the Audit Committee of the Board.

OTHER PUBLIC COMPANY BOARDS

	Current	Past 5 Years
	Agios Pharmaceuticals, Inc.	None

Wendy L. Dixon, Ph.D.
Age 62 Director since 2010 Independent Director Committees • Audit • Nominating & Corporate Governance

BACKGROUND

Dr. Dixon served as Chief Marketing Officer and President, Global Marketing for Bristol Myers Squibb Company from December 2001 until May 2009 and served on the Chief Executive Officer's Executive Committee. From 1996 to 2001 she was Senior Vice President, Marketing—USHH at Merck & Co., Inc., and prior to that she held executive management positions at West Pharmaceuticals, Osteotech, Inc. and Centocor, Inc. and various positions at SmithKline & French Pharmaceuticals in marketing, regulatory affairs, project management and as a biochemist.

QUALIFICATIONS

The Board has concluded that Wendy L. Dixon should serve on the Board because she has significant leadership experience in the pharmaceutical and biotechnology industry, including experience in drug development and regulatory affairs. Dr. Dixon has extensive experience in building successful marketing and sales teams and launching multiple pharmaceutical products across a broad range of therapeutic areas. Dr. Dixon also has significant experience serving as a director of other publicly held life sciences companies, including as a member of certain audit committees.

OTHER PUBLIC COMPANY BOARDS

	Current	Past 5 Years
	Alkermes Public Limited Company bluebird bio, Inc. Eleven Biotherapeutics, Inc. Voyager Therapeutics, Inc.	Furiex Pharmaceuticals, Inc. (2010-2014) Orexigen Therapeutics, Inc. (2010-2016)

10 | Proxy Statement 2018

Proposal 1 Election of Directors

Jacqualyn A. Fouse, Ph.D.
Age 56 Director since 2017 Independent Director Committees • None

BACKGROUND

Dr. Fouse has served as Executive Chair of Dermavant Sciences, a biopharmaceutical company, since July 2017. From September 2010 until June 2017, Dr. Fouse served in various capacities at Celgene Corporation, a biopharmaceutical company, serving as Strategic Advisor to the Management Executive Committee from April 2017 to June 2017, President and Chief Operating Officer from March 2016 to March 2017, President, Hematology and Oncology from August 2014 to February 2016, Executive Vice President and Chief Financial Officer from February 2012 to July 2014, and Senior Vice President and Chief Financial Officer from September 2010 to February 2012. Prior to joining Celgene, Dr. Fouse served as Chief Financial Officer of Bunge Limited, a global agribusiness and food company, from July 2007 to September 2010. Prior to joining Bunge, Dr. Fouse served as Senior Vice President, Chief Financial Officer and Corporate Strategy at Alcon Laboratories, Inc. since 2006, and as its Senior Vice President and Chief Financial Officer since 2002. Prior to her time with Alcon she held a variety of senior leadership roles with international companies.

QUALIFICATIONS

The Board has concluded that Jacqualyn A. Fouse should serve on the Board because she has significant corporate finance, financial reporting and accounting expertise as a result of her executive roles at Dermavent Sciences and previously at Celgene, as well as her prior positions with other companies. Additionally, Dr. Fouse is able to provide diverse and valuable corporate governance, management, operational and strategic expertise to the Board through her experience as an executive officer and a public company board member.

OTHER PUBLIC COMPANY BOARDS

	Current	Past 5 Years
	Agios Pharmaceuticals, Inc.	Perrigo Company (2012-2016)
	Dick's Sporting Goods, Inc.	Celgene Corporation (2016-2017)

Proxy Statement 2018 | 11

Proposal 1 Election of Directors

Paul A. Friedman, M.D.
Age 75 Director since 2001 Independent Director Committees • None

BACKGROUND

Dr. Friedman has served as Chief Executive Officer and Chairman of the Board of Directors of Madrigal Pharmaceuticals, Inc. since July 2016. Dr. Friedman served as our Chief Executive Officer from November 2001 to January 2014 and was our President from May 2004 to January 2014. From 1998 until October 2001, Dr. Friedman served as President of DuPont Pharmaceuticals Research Laboratories, a wholly owned subsidiary of DuPont Pharmaceuticals Company (formerly The DuPont Merck Pharmaceutical Company), from 1994 to 1998 he served as President of Research and Development of The DuPont Merck Pharmaceutical Company, and from 1991 to 1994 he served as Senior Vice President at Merck Research Laboratories. Prior to his work at Merck and DuPont, Dr. Friedman was an Associate Professor of Medicine and Pharmacology at Harvard Medical School. Dr. Friedman is a Diplomate of the American Board of Internal Medicine and a Member of the American Society of Clinical Investigation. Dr. Friedman is a director of two privately held companies.

QUALIFICATIONS

The Board has concluded that Paul A. Friedman should serve on the Board because he has extensive expertise in our business and in the drug development and discovery industry. His past experiences, including as our former CEO, give him strong knowledge of our strategy, markets, competitors, financials and operations. He also has experience as a director of publicly held life sciences and healthcare companies.

OTHER PUBLIC COMPANY BOARDS

	Current	Past 5 Years
	Alexion Pharmaceuticals, Inc. Madrigal Pharmaceuticals, Inc.	Auxilium Pharmaceuticals, Inc. (2010-2015) Cerulean Pharma Inc. (2014-2017) Durata Therapeutics, Inc. (2013-2014) Verastem, Inc. (2014-2017)

The Board recommends a vote "FOR" election as director of each of the nominees set forth above.

12 | Proxy Statement 2018

Board Committees

        The Board has appointed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board has determined that each director who serves on these committees is "independent," as that term is defined by applicable listing standards of The Nasdaq Stock Market and Securities and Exchange Commission rules. The Board has approved a charter for each of these committees, a current copy of each committee's charter can be found on our website at http://www.incyte.com under the "Corporate Governance" heading in the "For Investors" portion of our website. The Board has also appointed a Finance Committee and a Non-Management Stock Option Committee.

Audit Committee

The Audit Committee's responsibilities include:

➤

assisting the Board in fulfilling its oversight responsibilities relating to the Company's financial statements, systems of internal control over financial reporting, auditing, accounting and financial reporting processes, and compliance with legal and regulatory requirements;

➤

appointing, compensating, evaluating and, when appropriate, replacing our independent registered public accounting firm;

➤

reviewing and pre-approving audit and permissible non-audit services;

➤

reviewing the scope of the annual audit;

➤

monitoring the independent registered public accounting firm's relationship with the Company;

➤

meeting with the independent registered public accounting firm and management to discuss and review our financial statements, internal control over financial reporting, and auditing, accounting and financial reporting processes;

➤

reviewing the results of management's efforts to monitor compliance with the Company's programs and policies designed to promote adherence to applicable laws and regulations;

The Board has determined that Mr. Clancy and Mr. Brooke are each qualified as an Audit Committee Financial Expert under the definition outlined by the Securities and Exchange Commission;

No members of our Audit Committee sit on more than three public company audit committees, including ours.

COMMITTEE MEMBERS Paul J. Clancy (Chair) Paul A. Brooke Wendy L. Dixon Met 6 times in 2017

Proxy Statement 2018 | 13

Board Committees

Compensation Committee

The Compensation Committee's responsibilities include:

➤

assisting the Board in meeting its responsibilities with regard to oversight and determination of executive compensation;

➤

reviewing and making recommendations with respect to major compensation plans, policies and programs of the Company;

➤

developing and monitoring compensation arrangements for our executive officers;

➤

determining compensation for our CEO and other executive officers;

➤

determining stock-based compensation awards for our executive officers;

➤

administering performance-based compensation plans such as our Amended and Restated 2010 Stock Incentive Plan (the "2010 Stock Incentive Plan");

➤

reviewing and recommending directors' compensation to the full Board;

➤

possessing sole authority to select, retain, terminate and approve the fees and other retention terms of consultants as it deems appropriate to perform its duties.

COMMITTEE MEMBERS Paul A. Brooke (Chair) Julian C. Baker Jean-Jacques Bienaimé Met 6 times in 2017

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee's responsibilities include:

➤

identifying qualified individuals to become members of the Board;

➤

determining the composition of the Board and its committees;

➤

monitoring a process to assess Board effectiveness;

➤

recommending nominees to fill vacancies on the Board;

➤

reviewing and making recommendations to the Board with respect to candidates for director proposed by stockholders;

➤

reviewing the composition, functioning and effectiveness of the Board and its committees;

➤

developing and recommending to the Board codes of conduct applicable to officers, directors and employees and charters for the various committees of the Board;

➤

reviewing and making recommendations to the Board regarding the succession plan relating to our CEO and other executive officers.

COMMITTEE MEMBERS Julian C. Baker (Chair) Paul A. Brooke Wendy L. Dixon Met 5 times in 2017

Finance Committee

The Finance Committee's responsibilities include:

➤

assisting the Board in its oversight of the Company's strategic financing matters;

➤

reviewing and recommending matters related to the capital structure of the Company;

➤

exercising the powers of the Board that may be lawfully delegated to the Finance Committee in connection with the authorization, issuance and sale of debt or equity securities of the Company.

COMMITTEE MEMBERS Paul A. Brooke (Chair) Julian C. Baker Hervé Hoppenot Met 8 times in 2017

14 | Proxy Statement 2018

Corporate Governance

Majority Voting Policy

        Our Bylaws include a majority voting standard for the election of directors. In order to receive a majority of the votes cast, the number of shares voted "FOR" must exceed the number of votes "AGAINST"; abstentions and broker non-votes do not count as votes cast. Our Bylaws provide that, in an uncontested election, director nominees must receive a majority of the votes cast to be elected to the Board. Our Corporate Governance Guidelines state that if a nominee for director in an uncontested election does not receive a majority of the votes cast, the director should submit a resignation for consideration by the Board. The Nominating and Corporate Governance Committee will evaluate and make a recommendation to the Board with respect to the proffered resignation. The Board must take action on the recommendation within 90 days following certification of the stockholder vote. The director whose resignation is under consideration cannot participate in any decision regarding his or her resignation. The Nominating and Corporate Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director's resignation.

Board Leadership Structure and Role in Risk Oversight

        Our current leadership structure and governing documents permit the roles of Chairman and CEO to be filled by the same or different individuals. Where the Chairman and CEO roles are filled by the same individual, our Corporate Governance Guidelines require the independent directors on our Board to appoint a Lead Independent Director. The Board has currently determined that it is in the best interests of our stockholders to have Hervé Hoppenot, our President and CEO, serve as Chairman, coupled with an active Lead Independent Director. As such, Mr. Hoppenot holds the position of Chairman, President and CEO, and Julian C. Baker serves as our Lead Independent Director. The Board retains the authority to modify this structure as it deems appropriate.

        Focus on Independence.    The Board maintains a strong commitment to ensuring Board independence so that it is able to maintain effective oversight of management. The Board's commitment to independence includes:

  ✓
  Annual appointment of a strong Lead Independent Director, who also represents our largest stockholder, thereby ensuring strong representation of stockholder interests

  ✓
  Robust duties of the Lead Independent Director:

  •
  presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors

  •
  serving as liaison between the Chairman and the independent directors

  •
  approving information sent to the Board

  •
  approving meeting agendas for the Board

  •
  approving meeting schedules to assure that there is sufficient time for discussion of all agenda items

  •
  authority to call meetings of the independent directors

  •
  being available for consultation with stockholders, when appropriate.

Proxy Statement 2018 | 15

Corporate Governance
  ✓
  Review, at least annually, of the Company's strategic plan and the following year's capital and operating budgets

  ✓
  Annual election of all directors, ensuring accountability to stockholders

  ✓
  Regular executive sessions of the independent, non-management directors—without Mr. Hoppenot—to review Company performance, management effectiveness, proposed programs and transactions and the Board meeting agenda item

  ✓
  Requirement that only independent directors serve on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee

  ✓
  Requirement that a majority of the Board be comprised of independent directors, with 87.5% of the current Board being independent

  ✓
  Corporate Governance Guidelines providing that the Board may have access to Company management and employees and its own advisors, at the Board's discretion.

        Benefits of Combined Leadership Structure.    The Board believes that the Company and our stockholders have been best served by having Mr. Hoppenot in the role of Chairman and CEO for the following reasons:

  •
  Mr. Hoppenot is most familiar with our business and the unique challenges we face. As such, Mr. Hoppenot is the director best suited to identify strategic opportunities and focus the activities of the Board. Mr. Hoppenot's day-to-day insight into our challenges facilitates a timely deliberation by the Board of important matters.

  •
  Mr. Hoppenot has and will continue to identify agenda items and lead effective discussions on the important matters affecting us. Mr. Hoppenot's knowledge and extensive experience regarding our operations and the highly-regulated industries and markets in which we compete position him to identify and prioritize matters for Board review and deliberation.

  •
  As Chairman and CEO, Mr. Hoppenot serves as an important bridge between the Board and management and provides critical leadership for carrying out our strategic initiatives and confronting our challenges. The Board believes that Mr. Hoppenot brings a unique, stockholder-focused insight to assist the Company to most effectively execute its strategy and business plans to maximize stockholder value.

  •
  The strength and effectiveness of the communications between Mr. Hoppenot as our Chairman and Mr. Baker as our lead independent director result in effective Board oversight of the issues, plans and prospects of our Company.

  •
  This leadership structure provides the Board with more complete and timely information about the Company, a unified structure and consistent leadership direction internally and externally and provides a collaborative and collegial environment for Board decision-making.

        Flexibility of the Leadership Structure.    The Board is committed to high standards of corporate governance. The Board values its flexibility to select, from time to time, a leadership structure that is most able to serve the Company's and stockholders' best interests based on the qualifications of individuals available and circumstances existing at the time. As such, the Board periodically evaluates whether combining or separating the roles of Chairman and CEO is in the best interests of the Company and our stockholders. The Board believes that a policy limiting its flexibility to choose, consistent with its fiduciary duties, a leadership structure that will enable the Company to most effectively execute its strategy and business plans to maximize stockholder value would be detrimental to the Company and our stockholders.

16 | Proxy Statement 2018

Corporate Governance

        Board's Role in Risk Oversight.    Our Board is responsible for overseeing the overall risk management process at the Company. The responsibility for managing risk rests with executive management while the committees of the Board and the Board as a whole participate in the oversight process. The Board's risk oversight process builds upon management's risk assessment and mitigation processes, which include reviews of long term strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls. The Board considers strategic risks and opportunities and regularly receives reports from executive management regarding specific aspects of risk management. The Audit Committee also meets regularly with our Chief Compliance Officer, our internal auditor, our external auditor of our internal control over financial reporting and our independent registered public accounting firm in executive session without Mr. Hoppenot.

Director Independence

        In 2017, our Board determined that each individual who served as a member of the Board in 2017, except for Mr. Hoppenot and Dr. Friedman, was an "independent director" within the meaning of Rule 5605 of The Nasdaq Stock Market.

        In March 2018, our Board determined that each individual who currently serves as a member of the Board, except for Mr. Hoppenot, is an "independent director" within the meaning of Rule 5605 of the Nasdaq Stock Market.

        Mr. Hoppenot is not considered independent as he is currently employed as our CEO. For Mr. Bienaimé, Mr. Baker, Mr. Brooke, Mr. Clancy, Dr. Dixon and Dr. Fouse, the Board considered their relationship and transactions with our Company as directors and security holders of our Company. For Dr. Friedman, the Board considered his status as a director, security holder and, until January 2014, chief executive officer of our Company. For 2018, the Board believed that Dr. Friedman qualified as independent under the Nasdaq rule because it has been over four years since his employment with our Company ended.

        All of the nominees are current members of the Board.

Director Nominations

        The Board nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. The Board has as an objective, set forth in our Corporate Governance Guidelines, that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board for nomination or election.

        The Nominating and Corporate Governance Committee will select candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management, accounting, finance, drug discovery and development, or marketing, or industry and technology knowledge, that may be useful to the Company and the Board; high personal and professional ethics and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. Although the Company has no formal diversity policy for board members, the Board and the Nominating and Corporate Governance Committee consider diversity of backgrounds and experiences and other forms of diversity when selecting nominees.

        The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board to meet the criteria for an "audit committee

Proxy Statement 2018 | 17

Corporate Governance

financial expert" as defined by Securities and Exchange Commission rules, and our Corporate Governance Guidelines require that a majority of the members of the Board meet the definition of "independent director" under the rules of The Nasdaq Stock Market. The Nominating and Corporate Governance Committee believes it appropriate for certain key members of our management—currently, our CEO—to participate as members of the Board.

        Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate's prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the director, or if a vacancy is created on the Board as a result of a resignation, an increase in the size of the Board or other event, then the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any search firm engaged by the Committee and by stockholders. The Committee may only recommend, and the Board may only nominate, candidates for director who agree to tender, promptly following their election or re-election as a director, irrevocable resignations that would be effective if the director fails to receive a sufficient number of votes for re-election at the next annual meeting of stockholders at which he or she faces re-election and if the Board accepts the resignation. The Committee recommended all of the nominees for election included in this Proxy Statement. All of the nominees are current members of the Board.

        A stockholder who wishes to suggest a prospective nominee for the Board should notify the Secretary of the Company or any member of the Nominating and Corporate Governance Committee in writing with any supporting material the stockholder considers appropriate. In addition, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of our Bylaws. To be timely, our Bylaws provide that our Secretary must have received the stockholder's notice not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting of stockholders. However, in the event that no annual meeting was held in the preceding year or the annual meeting is called for a date that is more than 30 days before or more than 60 days after the first anniversary date of the preceding year's annual meeting of stockholders, notice by the stockholder to be timely must be so received by the Secretary of the Company not later than the close of business on the later of (1) the 90th day prior to the date of the meeting and (2) the 10th day following the first public announcement or disclosure of the meeting date. Information required by the Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

        Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our Bylaws and must be addressed to:

  Secretary
  Incyte Corporation
  1801 Augustine Cut-Off
  Wilmington, DE 19803

18 | Proxy Statement 2018

Corporate Governance

        You can obtain a copy of the full text of the Bylaw provision by writing to the Company's Secretary at the above address.

Board Meetings

        The Board held six meetings during 2017. All directors attended at least 75% of the aggregate number of meetings held by the Board and of the committees on which such director served during his or her tenure in 2017.

        The independent directors meet in executive sessions at regularly scheduled meetings of the Board without the participation of our CEO or other members of management. There were four regularly scheduled meetings of the Board in 2017.

        In 2017, we did not, and for 2018, we do not, have a policy that requires the attendance of directors at the Annual Meeting.

Corporate Governance Guidelines

        The Board is committed to sound and effective corporate governance practices. Accordingly, the Board has adopted Corporate Governance Guidelines, which are intended to describe the governance principles and procedures by which the Board functions. The guidelines are subject to periodic review and update by the Nominating and Corporate Governance Committee and the Board, and were most recently amended in November 2017. These Guidelines can be found on our website at http://www.incyte.com under the "Corporate Governance" heading in the "For Investors" portion of our website.

        The Corporate Governance Guidelines provide, among other things, that:

  •
  a majority of the directors must be independent;

  •
  if the Chairman of the Board is not an independent director, the independent directors will appoint a Lead Independent Director, whose duties would include presiding at all meetings of the Board at which the Chairman is not present, presiding at executive sessions of the independent directors, serving as liaison between the Chairman and the independent directors, approving information sent to the board, approving meeting agendas for the Board, approving meeting schedules to assure that there is sufficient discussion time for all agenda items, and being available for consultation with stockholders (when appropriate);

  •
  directors should offer to resign from the Board if they experience a change in their principal occupation;

  •
  directors should submit their resignations from the Board if they do not receive the votes of a majority of the votes cast in an uncontested election;

  •
  directors should advise the chair of the Nominating and Corporate Governance Committee before accepting an invitation to serve on more than four other public company boards (or, if a director is a chief executive officer of a public company, more than two other public company boards);

  •
  the Audit, Compensation, and Nominating and Corporate Governance Committees must consist solely of independent directors;

  •
  the Board and its committees may seek advice from outside advisors as appropriate;

Proxy Statement 2018 | 19

Corporate Governance
  •
  the independent directors regularly meet in executive sessions without the presence of the non-independent directors or members of our management; and

  •
  the Nominating and Corporate Governance Committee periodically reviews the composition, functioning and effectiveness of the Board and its committees, and oversees the self-assessment of the Board and its committees.

Communications with the Board

        If you wish to communicate with the Board, you may send your communication in writing to:

  Secretary
  Incyte Corporation
  1801 Augustine Cut-Off
  Wilmington, DE 19803

        You must include your name and address in the written communication and indicate whether you are a stockholder of the Company.

        The Secretary will review any communications received from a stockholder and all material communications from stockholders will be forwarded to the appropriate director or directors or Committee of the Board based on the subject matter.

Certain Relationships and Related Transactions

        Our policy is that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of the Company. This policy is included in our Code of Business Conduct, Ethics and Board Code of Conduct and Ethics. We conduct a review of all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions must be approved by the Audit Committee or another independent body of the Board. In February 2017, we entered into privately negotiated transactions for the exchange of certain of our outstanding convertible notes, including $259.0 million in aggregate principal amount of our 0.375% Convertible Senior Notes due 2018 (the "2018 Notes") and $274.5 million in aggregate principal amount of our 1.25% Convertible Senior Notes due 2020 (the "2020 Notes" and, together with the 2018 Notes, the "Notes") held by certain entities affiliated with Julian C. Baker (the "Baker Entities"), one of our directors. The Notes held by the Baker Entities were exchanged for an aggregate of 10,610,782 shares of our common stock and value of the consideration issued by us for each $1,000 principal amount of 2018 Notes and 2020 Notes held by the Baker Entities was the same as the value of the consideration issued by us for each $1,000 principal amount of 2018 Notes and 2020 Notes held by the independent third parties participating in the exchange transactions. The exchange transactions with the Baker entities were approved by a committee of the Board consisting of independent and disinterested directors. This committee was comprised of all of the members of the Audit Committee, of which two members are qualified as Audit Committee Financial Experts.

20 | Proxy Statement 2018

Compensation of Directors

        Our director compensation program is designed to enable continued attraction and retention of highly qualified non-employee directors by ensuring that our director compensation is in line with compensation offered by our peer companies that compete with us for director talent. The program is designed to address the time, effort, expertise, and accountability required of active board membership. Directors who are employees of the Company do not receive any fees for their service on the Board or any committee. Mr. Hoppenot is the Company's only employee director.

Cash Compensation

        Each non-employee director receives a $50,000 annual retainer, payable quarterly, and prorated for such portion of the year that the director serves on the Board. The chair of the Audit Committee receives an additional $20,000 annual retainer, and each other member of the Audit Committee receives an additional $10,000 annual retainer. The chair of the Compensation Committee receives an additional $15,000 annual retainer, and each other member of the Compensation Committee receives an additional $8,000 annual retainer. The chair of the Nominating and Corporate Governance Committee receives an additional $10,000 annual retainer, and each other member of the Nominating and Corporate Governance Committee receives an additional $5,000 annual retainer. The chair of the Finance Committee receives an additional $15,000 annual retainer, and each other member of the Finance Committee receives an additional $8,000 annual retainer. Non-employee directors have the option to elect to receive their retainers and committee fees in the form of restricted stock that vests immediately when the associated quarterly retainer amount is paid. All directors are reimbursed for their travel and out-of-pocket expenses in accordance with our travel policy for each in-person Board or committee meeting that they attend.

Equity Compensation

        In addition to cash compensation for services as a member of the Board, non-employee directors also receive options to purchase shares of our common stock pursuant to our 2010 Stock Incentive Plan. Under the 2010 Stock Incentive Plan, each new non-employee director appointed to the Board will receive an initial stock option to purchase 25,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant. The initial stock option vests and becomes exercisable as to 25% of those shares on the first anniversary of the date of the grant, and the remaining shares vest and become exercisable monthly over the following three years. Pursuant to the 2010 Stock Incentive Plan, on the date of each annual meeting of stockholders, each non-employee director who continued to serve as a member of the Board will receive an option to purchase 15,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant. Each of these annually granted options will vest in full on the first anniversary of the date of the grant or, if earlier, the date of the next annual meeting of stockholders or upon a change in control. Under the 2010 Stock Incentive Plan, when a new non-employee director is appointed to the Board at a time other than at an annual meeting, the director receives a pro rata portion of the automatic annual grant that will vest in full on the date of our next annual meeting of stockholders. On May 26, 2017, the date of our 2017 Annual Meeting of Stockholders, each then continuing non-employee director received his or her annual grant of an option to purchase 15,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant.

Proxy Statement 2018 | 21

Compensation of Directors

        The table below shows the compensation paid to each non-employee director for his or her service in 2017:

2017 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)(3)	Total ($)
Julian C. Baker	—	76,000	976,221	1,052,221
Jean-Jacques Bienaimé	—	58,000	976,221	1,034,221
Paul A. Brooke	—	95,000	976,221	1,071,221
Paul J. Clancy	70,000	—	976,221	1,046,221
Wendy L. Dixon	—	65,000	976,221	1,041,221
Jacqualyn A. Fouse	6,522	—	1,640,635	1,647,157
Paul A. Friedman	50,000	—	976,221	1,026,221

(1)
Value of restricted stock awards issued at the election of the director in lieu of some of his or her annual retainer and committee fees.

(2)
Amounts listed in this column represent the aggregate grant date fair value of option awards granted in 2017 determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718) for financial reporting purposes. See Note 11 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2017 for a discussion of our assumptions in determining the ASC 718 values of our stock awards.

(3)
The following table provides the number of shares of common stock subject to outstanding options held at December 31, 2017 for each director. The number of shares shown for Dr. Friedman includes 107,500 shares underlying options received while he served as our CEO.

Name	Number of Shares Underlying Unexercised Options
Julian C. Baker	180,000
Jean-Jacques Bienaimé	75,000
Paul A. Brooke	180,000
Paul J. Clancy	75,000
Wendy L. Dixon	173,334
Jacqualyn A. Fouse	33,750
Paul A. Friedman	167,500

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Compensation Discussion and Analysis

What We Do	What We Don't Do
✓ We pay for performance	✗ We do not reprice stock options without stockholder approval
✓ 25% of executive officers' target equity award value for 2018 will be in the form of performance shares	✗ We do not provide "single-trigger" equity vesting in the event of a change-in-control
✓ We consider peer groups in establishing compensation	✗ We do not provide golden parachute excise tax gross-ups
✓ We have implemented robust stock ownership guidelines for our CEO, executive officers and our directors
✓ We have double-trigger equity vesting in the event of a change-in-control
✓ Equity awards have a minimum vesting period of 12 months.
✓ We have adopted a compensation clawback policy
✓ Our Compensation Committee uses an independent compensation consultant, Compensia
✓ We have robust anti-hedging and anti-speculation policies in place
✓ We conduct an annual say-on-pay vote
✓ Our Compensation Committee is comprised of all independent directors
✓ We engage proactively with our stockholders throughout the year

Compensation Philosophy and Objectives

        The Compensation Committee of our Board believes that the compensation of our executive officers should:

  •
  Pay for performance

  •
  Encourage creation of stockholder value and achievement of strategic corporate objectives;

  •
  Integrate compensation with our annual and long-term corporate objectives and strategy, and focus executive behavior on the fulfillment of those objectives;

  •
  Provide a competitive total compensation package that enables us to attract and retain, on a long-term basis, qualified personnel; and

  •
  Provide fair compensation consistent with internal compensation programs.

        As an example, executive compensation has evolved over the last several years to include greater percentages of equity-based compensation, including stock options and restricted stock

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units, which the Compensation Committee believes aligns executives interests with the long-term best interests of our company and our stockholders. The chart below illustrates this evolution with respect to our CEO's compensation:

CEO Compensation Increasingly Linked to Performance

24 | Proxy Statement 2018

Executive Compensation

CEO Compensation In-Line with 2018 Peer Group

Implementing Our Objectives – Role of Compensation Committee and Our Chief Executive Officer

        The Compensation Committee approves, administers and interprets our executive compensation and benefits policies, including our 2010 Stock Incentive Plan. The Compensation Committee evaluates the performance of our CEO and determines his compensation in light of the goals and objectives of our compensation program. Our CEO and the Compensation Committee together assess the performance of our other executive officers and determine their compensation, based on initial recommendations from our CEO.

Role of the Independent Compensation Consultant

        Under its charter, the Compensation Committee has the sole authority to retain any independent compensation consultant or other advisor as the Committee may deem appropriate. Pursuant to this authority, the Compensation Committee has engaged Compensia, a national compensation consulting firm, for support on matters related to the compensation of our executive officers. Compensia does not provide any other services to our company.

        Compensia was retained by the Compensation Committee to prepare compensation analyses for our executive officers and the non-employee members of our Board of Directors. Specifically, Compensia was directed to provide a competitive market analysis of the base salary, annual cash incentive awards, and long-term incentive equity compensation of our executive officers compared against our compensation peer groups and to review other market practices and trends. This market analysis was reviewed with the Compensation Committee in connection with its January 2017 compensation decisions, and was used to guide decisions regarding base salary adjustments and target annual cash and equity incentive award opportunities. Updated data prepared by Compensia were used to inform the July 2017 equity award decisions made by the Compensation Committee.

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        Market Reference Data.    While the Compensation Committee reviewed market benchmarks, it does not target a specific percentile within our peer group but rather utilizes market reference data to evaluate the competitiveness of our executive officers' compensation and to determine whether the total compensation paid to each of our named executive officers was reasonable in the aggregate.

        In connection with its analysis for purposes of 2017 compensation decisions, the Compensation Committee reviewed information prepared by Compensia comparing the compensation for our executive officers with data from SEC filings and the Radford Life Science Survey for a peer group comprised of 16 publicly-traded biopharmaceutical companies. Where peer data was unavailable, Compensia used survey data from the Radford Life Science Survey and the Mercer Survey. We collectively refer to this data as the competitive compensation data.

        The peer group for 2017 compensation decisions, referred to as the 2017 peer group, was based on the peer group of 16 companies used by the Compensation Committee for purposes of the mid-2016 revisions to our equity award practices. That peer group was changed from the peer group used in early 2016 for compensation decisions, which was comprised of 12 core and three additional peer companies, by dropping four specialty pharmaceutical companies and replacing them with six research and development intensive biopharmaceutical companies, with two of the former non-core peers also added to the new 16 company peer group. The peer companies were chosen based on the following characteristics: major labor and capital market competitors, broadly similar size in revenue, market capitalization and headcount, and similar product and business models. Compensia noted that although one of the companies, Medivation, had agreed to be acquired in late 2016, data from Medivation were still available for purposes of its analysis and, accordingly, Medivation was retained in the peer group.

        In January 2018, the peer group was changed again by dropping four companies—ARIAD Pharmaceuticals, Intercept Pharmaceuticals, Medivation and Ultragenyx Pharmaceuticals—because those companies were either acquired or no longer met our criteria, and added four new companies—Biogen, Bioverativ, Exelexis and Tesaro—that did meet our criteria. This updated peer group was used for 2018 compensation decisions and is referred to as the 2018 peer group.

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        The following table sets forth our peer group criteria and a comprehensive list of the peer group companies used for 2017 and 2018 compensation decisions:

How We Establish Our Peer Group

        Using recent data as of September 30, 2017, the following tables illustrate Incyte's twelve trailing months of revenue performance relative to the 2018 peer group and also illustrate our relative headcount and revenue-to-employee ratio compared to the 2018 peer group. We believe this data helps underscore the efficiency of our operations.

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Incyte vs 2018 Peer Group

Incyte vs 2018 Peer Group

28 | Proxy Statement 2018

Executive Compensation

        In connection with its review of 2016 performance and to establish base salaries and other cash compensation for 2017, the Compensation Committee noted that Compensia's analysis indicated that, in general, our executive officers' 2016 base salaries fell near the 50th percentile of the 2017 peer group, and total target annual cash compensation (base salary plus target bonus) fell near the 55th percentile, with significant variation by individual in each case. In general, our long-term incentive values and target total direct compensation fell near the 75th percentile. Our CEO's base salary and target total cash compensation approximated the peer group 55th percentile and his long-term incentive value and target total direct compensation approximated the peer group 75th percentile. Compensia noted that at that time we were at or above the peer group 60th percentile on all financial metrics—one and three-year revenue growth, operating margin, net margin and total stockholder return. Compensia's analysis also indicated that our annual burn rate and overhang fell below the peer group 25th percentile.

        Equity Grant Practices.    In July 2016, the Compensation Committee, after consulting with Compensia with respect to peer group practices, revised our equity grant guidelines. The amounts of our annual stock option grants are now determined in the middle of each calendar year, with one-half of the grants made at that time and one-half made at the beginning of the following calendar year, with a view toward countering some of the effects of the volatile trading price of our common stock. Our annual stock option grants under these new guidelines now have a ten year term with four year service-based vesting with one-quarter vesting after one year and the remainder vesting in 36 equal monthly installments. Our annual restricted stock unit (RSU) awards vest in equal installments on each of the first four anniversaries of the grant date. RSU awards for executive officers are being discontinued in favor of performance share awards, starting with the next equity award cycle in July 2018 (as described further below). The Compensation Committee also has the discretion to make special stock option awards, which have a ten year term and vest in a single installment after four years.

        The exercise price of each stock option awarded under our 2010 Stock Incentive Plan is the closing price of our common stock on the date of grant, which for our annual stock option grants are the dates of the regularly scheduled Compensation Committee meetings in the middle of the year at which equity awards for senior executives are determined and at the beginning of the year at which salary adjustments and cash bonuses under our incentive compensation plan are determined. These meetings are scheduled in advance, and we do not coordinate the timing of equity award grants with the release of financial results or other material announcements by our company. Under our 2010 Stock Incentive Plan, we may not reprice or replace options at lower exercise prices without stockholder approval.

        In 2016 and 2017, 75% of the value of an executive officer's annual equity-based incentive awards were in the form of stock options while the remaining 25% were in the form of RSUs. While we continue to believe RSUs incentivize performance, we value stockholder feedback. Accordingly, in 2018, the Compensation Committee determined to change the RSU portion to performance share awards, which would combine the time-based vesting aspects of RSUs with performance-based vesting requirements.

        Tax Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to our CEO and each of the next three most highly compensated executive officers (excluding the chief financial officer for taxable years prior to 2018). Section 162(m) historically permitted deductions in excess of $1,000,000 for "performance-based compensation," which included stock options meeting certain requirements, but the exception for "performance-based compensation" has been repealed effective for taxable years beginning after December 31, 2017.

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Executive Compensation

Stock options that we granted in 2017 and prior years may still qualify for full deductibility under a transition rule for amounts payable pursuant to written binding contracts in effect on November 2, 2017, but we cannot be certain about the scope of the transition rule until further guidance is issued. To maintain flexibility in compensating our executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy requiring all executive compensation to be deductible.

        Equity Ownership Guidelines.    Effective January 1, 2016, our Board adopted robust equity ownership guidelines for members of senior management, including our executive officers, and members of the Board. Under these guidelines, the covered individuals are expected to meet the following equity ownership requirements:

Equity Ownership Requirements
CEO	6x Annual Base Salary
All Other Executive Officers	3x Annual Base Salary
Non-Employee Members of the Board	6x Annual Cash Retainer

All directors and executive officers have either met their respective equity ownership targets or are within the five-year period for achieving compliance.

        Covered individuals as of January 1, 2016 must satisfy these guidelines by December 31, 2020, and individuals who subsequently become subject to the guidelines will have five years to reach their ownership requirements. Shares held directly, shares held indirectly, such as by a trust or a 401(k) plan, unvested restricted shares and RSUs, and shares underlying vested stock options are included in determining an individual's equity ownership. Unvested stock options and unearned performance shares are not counted toward meeting these guidelines.

        Compensation Recovery Policy.    In late 2017, in response to our 2017 stockholder engagement campaign (described more fully under "Stockholder Engagement" on page 6), our Compensation Committee adopted a compensation recovery ("clawback") policy which provides that, in the event that, on account of fraud or other intentional misconduct, we are required to prepare an accounting restatement, we may recover from any executive officer any incentive compensation erroneously paid or awarded in excess of what would have been paid under the accounting restatement. This policy applies prospectively to certain incentive compensation paid or awarded after January 1, 2018, its effective date, and covers the three-year period preceding the date on which we are required to prepare the accounting restatement. The incentive compensation to which it applies is cash bonuses or other cash awards to the extent those bonuses or awards are earned based on the attainment of a financial reporting measure presented in our financial statements or derived from our accounting records. In addition, we are subject to the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, which provides that if we are required as a result of misconduct to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our CEO and Chief Financial Officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they receive. To the extent our policy is inconsistent with any final regulations adopted by the SEC to implement the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we intend to revise our policy to comply with those regulations.

        Limitations on Hedging and Pledging.    Under our insider trading policy, our employees, including our executive officers, and Board members are prohibited from trading in our securities on a short-term basis, purchasing our securities on margin, making short sales in our securities,

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buying or selling put or call options on our stock, pledging our securities as collateral for a loan, and engaging in other hedging or monetization transactions such as equity swaps and collars.

        Effects of Stockholder Advisory Vote on Executive Compensation; Stockholder Engagement.    Approximately 97% of the votes cast in the stockholder advisory "say on pay" vote on executive compensation in 2017 approved our executive compensation described in last year's proxy statement. Throughout the 2017 proxy season, we engaged directly or indirectly through our proxy solicitor, D. F. King & Co., with investors across the vast majority of our stockholder base, including our top ten stockholders who represented over 60% of our outstanding shares at that time. The Compensation Committee considered the result of the stockholder advisory vote as strong support for its compensation policies, practices and philosophy for our executive officers. Accordingly, the Compensation Committee determined not to make any significant adjustments as a result of the vote.

        While say-on-pay votes are a key indicator of stockholder feedback, we are committed to keeping an open dialogue with our stockholders, including our institutional investors, throughout the year, not just during proxy season. We regularly and frequently engage with our stockholders to discuss business topics, seek feedback on our performance and address other matters of importance to our stockholders, such as executive compensation and corporate governance. Even though our 2017 say-on-pay vote resulted in nearly unanimous approval of our compensation practices, our 2017 stockholder engagement campaign (described more fully under "Stockholder Engagement" on page 6) made clear that a persistent stockholder concern was that our executive compensation program did not include any performance-based shares tied to financial metrics. As a result, and as described elsewhere in this proxy statement, the Compensation Committee has ceased including time-based restricted stock units as part of executive compensation and, instead, will include performance shares tied to pre-specified performance goals (which will be revenue-based for 2018) starting with the next equity grant cycle in July 2018. These performance share awards will comprise 25% of each executive officer's target equity award value.

        The Compensation Committee intends to continue to regularly review, assess and, when appropriate, adjust our compensation practices based on feedback from our stockholders or other determinations informed by best practices and trends.

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Executive Compensation

Key Elements of Executive Compensation

        Our executive officers' compensation currently includes three primary components: base salary, cash bonus, and equity-based incentive awards. Of these components, only base salary is not tied directly and meaningfully to our company's performance because base salary is intended to attract and retain key talent by providing a stable source of income. In addition, we provide our executive officers a variety of benefits that are available generally to all salaried employees.

Executive Compensation

32 | Proxy Statement 2018

Executive Compensation

        Base Salary.    Base salaries are designed to attract and retain qualified personnel by providing a consistent cash flow throughout the year as compensation for acceptable levels of performance of day-to-day responsibilities. Base salaries for our executive officers are established based on the scope of their responsibilities, their performance, and their prior relevant background, training and experience, taking into account competitive market compensation paid by the companies represented in the compensation data we review for similar positions and the overall market demand for those executive officers at the time of hire. The Compensation Committee reviews salaries on an annual basis. At such time, the Compensation Committee may change each executive officer's salary based on the individual's contributions and responsibilities over the prior twelve months and any change in competitive market pay levels.

        In January 2017, the Compensation Committee set the 2017 base salaries for our executive officers. The Committee considered our company's performance in 2016, including our commercial operations, clinical trial progress of our other drug candidates, job performance, internal pay alignment and equity, marketplace competitiveness and the 2017 peer group data in determining the base salaries for 2017.

        In January 2018, the Compensation Committee set the 2018 base salaries for our executive officers. The Committee considered our company's performance in 2017, including our commercial operations, clinical trial progress of our other drug candidates, job performance, internal pay alignment and equity, marketplace competitiveness and the 2018 peer group data in determining the base salaries for 2018.

	2015	2016	2016	2017	2017	2018	2018
Name	Base Salary	Increase	Base Salary	Increase	Base Salary	Increase	Base Salary
Hervé Hoppenot	$904,000	4.0%	$940,000	3.0%	$968,200	3.0%	$997,246
David Gryska	$537,675	3.0%	$553,805	3.0%	$570,419	3.0%	$587,532
Reid Huber	$400,000	20.0%	$480,000	3.0%	$494,400	3.0%	$509,232
Steven Stein	$430,000	3.0%	$442,900	7.25%	$475,000	10.5%	$525,000
Wenqing Yao	$380,000	13.2%	$430,000	4.65%	$450,000	3.0%	$463,500

For each of 2017 and 2018, 3.0% was the average base salary increase for all of our employees.

        Incentive Compensation Plan.    Each year, we have established an incentive compensation plan that provides for cash incentive awards for all of our eligible employees. The plans have been designed to pay for performance by aligning incentive awards for each participant with an evaluation of our achievement of corporate objectives. These corporate objectives are approved by the independent members of our Board based on the recommendations of the Compensation Committee, as well as, in the case of individuals other than our CEO, the achievement of individual business objectives for a particular year. Eligibility to participate in the plans and actual award amounts are not guaranteed and are determined, in the case of our executive officers, at the discretion of the Compensation Committee. After the completion of each year, the Compensation Committee reviews with our CEO the level of achievement of the corporate objectives under the plan and determines the size of the overall bonus pool to be used for awards. The Compensation Committee, with input from our CEO with respect to our other executive officers, may use discretion in determining for each executive officer his or her bonus amount.

        Incentive awards for our executive officers were approved by the Compensation Committee and paid in 2018 pursuant to our 2017 incentive compensation plan. Each of our executive officers other than our CEO had a funding target under the plan of 50% of his or her annual base salary for 2017, with the potential for actual awards under the plan to either exceed or be less than the

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funding target depending upon corporate performance, as well as the executive officer's achievement of certain individual goals that are predetermined by our CEO. Our CEO had a funding target under the plan of 100% of his annual base salary for 2017, with the potential for actual awards under the plan to either exceed or be less than such funding target depending upon corporate performance. Target incentive award amounts for each participant were based on the participant's potential impact on our operating and financial results and on market competitive pay practices. Individual performance goals were established for eligible employees other than our CEO, and evaluations were based upon whether the employee met, exceeded or did not meet each established goal. Under our incentive compensation plan, the percentage of potential incentive awards attributable to the achievement of individual goals decreases as seniority increases, with a greater proportion of the potential incentive awards for executive officers being based upon achievement of corporate performance objectives. The Committee believes that it is appropriate to align a higher percentage of our executive officers' total cash compensation with the achievement of our Board-approved corporate objectives because those objectives are determined with a view toward progressing our company's business and maximizing stockholder value. Linking a significant percentage of executive officer cash incentive awards to achievement of Committee-approved corporate objectives puts a substantial portion of our CEO's and executive officers' cash compensation at risk, and is another way the Committee pays for performance.

        While executive officers other than our CEO have individual performance objectives that are evaluated by our CEO, the outcome of those objectives did not affect awards under our 2017 incentive compensation plan to those officers, and the award amounts were based solely on achievement of the corporate performance objectives.

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Executive Compensation

2017 Corporate Performance Objectives

        Corporate performance objectives for 2017 were based on achievement of drug discovery objectives, drug development objectives, commercial objectives, finance objectives, and technical operations objectives.

Threshold, target and outperform achievement levels were defined for each corporate objective, resulting in potential payouts ranging from 0% to 150% for each objective depending on achievement of such performance levels, with threshold resulting in 75% of the target percentage and outperform resulting in 150% of the target percentage. Bonus opportunities for certain objectives enabled the payout of up to an additional 65 percentage points for extraordinary achievements beyond core objectives.

        At the time the corporate performance objectives for 2017 were set, the Committee and management believed that achievement of the target levels of performance would be difficult and challenging, but achievable with significant effort and skill, favorable preclinical study and clinical trial results, continued strong commercial performance, and successful stock price performance.

        In January 2018, the Compensation Committee evaluated the achievement of the 2017 corporate performance objectives and determined that incentive awards under our 2017 incentive compensation plan should be based upon achievement of 152.5% of the target level of corporate

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Executive Compensation

performance objectives. The various objective categories, target payouts and actual payouts, are listed in the table below.

Objectives	Target %	Payout %
Drug Discovery	20	30

✓

Achieved IND filings for LSD1 and AXL/MER compounds

✓

Achieved pre-clinical milestones relating to certain large molecule programs

✓

Achieved advancement milestones relating to certain small molecule programs

Bonus Opportunity Achieved	—	15
✓ Identified a nomination candidate for a new potential drug candidate program with requisite specified potency and projected human pharmacokinetics
Drug Development	34	25.5
JAK Programs	10	7.5

✓

Completed enrollment in the REACH1 clinical trial of ruxolitinib for GVHD

✓

Opened enrollment of the GRAVITAS trial of itacitinib in GVHD

✗

Did not achieve first patient enrolled in RESET clinical trial of ruxolitinib in essential thrombocythemia by pre-specified date

✗

Did not achieve pre-specified target enrollment in GRAVITAS trial of itacitinib in GVHD

ECHO Program	12	0
✗ Did not achieve certain pre-defined milestones for ECHO pivotal trials
Targeted Therapies	8	12
✓ Enrolled specified numbers of patients by pre-specified deadlines in numerous clinical trials involving our PI3K-delta, FGFR, LSD1, BRD, PIM and FGFR4 programs
Immune Therapies	2	3
✓ Began enrollment in combination studies with GITR and OX40 compounds ✓ Identified a recommended Phase II dose for at least one combination regimen for GITR
Non-Oncology	2	3
✓ Opened the dose-ranging clinical trial of topical ruxolitinib for vitiligo ✓ Completed enrollment of the clinical trial of topical ruxolitinib for atopic dermatitis
ECHO Program Bonus Opportunity Achieved	—	25
✓ Achieved certain commencement milestones by pre-specified deadlines for multiple registration directed studies in advanced disease with epacadostat
Commercial	30	38
✓ Achieved Jakafi net sales above target at $1133 million, Iclusig net sales above target at $66.5 million and shipped Jakafi bottles above target
Finance/Business Development	8	6

✓

Achieved a specified tax strategy objective

✗

Did not achieve certain capital structure optimization objectives despite retiring over $700 million in debt and raising $650 million from an equity issuance.

✗

Did not achieve a pre-specified stock price performance objective

Business Development Bonus Opportunity Achieved	—	5
✓ Entered into strategic agreements by which we acquired global rights to Calithera's Arginase inhibitor and MacroGenics' anti-PD-1 antibody
Technical Operations	8	8
✓ Achieved pre-specified manufacturing and process development objectives

36 | Proxy Statement 2018

Executive Compensation

        The table below sets forth the incentive awards under our 2017 incentive compensation plan for our named executive officers:

Name	Year-End Salary (A) x	Target Bonus % (B) x	Overall Multiplier (C) =	Bonus Award (D)
Hervé Hoppenot	$968,200	100%	152.5%	$1,476,505
David W. Gryska	$570,419	50%	152.5%	$434,945
Reid M. Huber	$494,400	50%	152.5%	$376,980
Steven H. Stein	$475,000	50%	152.5%	$362,188
Wenqing Yao	$450,000	50%	152.5%	$343,125

        We have seen tremendous growth at Incyte over the last several years—in terms of revenue, clinical candidates, employees and geographic reach. Strong revenue growth, including record revenue in 2017, helps fund our world-class research and development efforts, our business development activities and our technical operations activities. The goal of all these efforts is to bring new first-in-class or best-in-class medicines to patients with unmet needs. In fact, as the above chart detailing our 2017 corporate objectives illustrates, our earlier strategic transactions—such as our collaboration with Agenus, which has allowed us to develop a new monoclonal antibody focus, including GITR and OX40—are starting to make meaningful clinical progress. We expect that this will continue and that our pipeline will continue to expand.

        Our incentive compensation program is designed to incentivize employees, including our executive officers, in every area of our company, which we believe helps lead to significant achievement across all areas. Our Compensation Committee believes that measuring and rewarding achievements from all functions—including functions such as discovery, development, technical operations and business development, whose efforts take a much longer time to make an impact on our top-line revenue or on our stock price—helps ensure that we are properly incentivizing the collective efforts that lead not only to successful current commercial performance but also critically set the stage for potential continued growth and potential long-term sustained success in the years ahead.

        The chart below illustrates the achievement levels under our incentive compensation program over the last three years:

Incentive Compensation Plan Achievement—2015-2017

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2018 Corporate Performance Objectives

        In January 2018, our Board, based on the recommendations of the Compensation Committee, approved corporate objectives for our 2018 incentive compensation plan. Under this plan, the funding targets for our executive officers remain the same as for 2017. Corporate performance objectives for 2018 are based on achievement of drug discovery objectives, drug development objectives and commercial objectives.

Threshold, target and outperform achievement levels are defined for each corporate objective and, depending on the achievement of those performance levels, a payout ranging from 0% to 150% may be made for each objective. The ECHO-301 component of our drug development objectives may only be achieved at the outperform level and relates to achieving data sufficient for a regulatory submission. Bonus objectives include an extra 5% for drug discovery, an extra 25% for drug development, and an extra 5% for business development. Collectively, the bonus opportunities enable the payout of up to an additional 35 percentage points for extraordinary achievements beyond core objectives.

        The Committee and management believe that achievement of the target levels of performance for the non-ECHO-301 objectives will be difficult and challenging, but achievable with significant effort and skill, favorable preclinical study and clinical trial results and continued strong commercial performance. As noted above, achievement of the ECHO-301 component of our drug development objectives will depend on clinical trial results.

        Equity-Based Incentive Awards.    The Compensation Committee administers equity-based incentive awards, such as stock option grants, RSUs and performance shares, that are made to our executive officers under our 2010 Stock Incentive Plan. The Compensation Committee believes that by providing those persons who have substantial responsibility for our management and growth with an opportunity to increase their ownership of our stock, the best interests of our stockholders and executive officers will be closely aligned. Therefore, executive officers are eligible to receive equity-based incentive awards when the Compensation Committee performs its annual review, although these awards may be granted at other times in recognition of exceptional achievements. As is the case when the amounts of base salary and initial equity awards are determined, the Compensation Committee conducts a review of all components of an executive officer's compensation when determining annual equity awards to ensure that the executive's total compensation conforms to our overall philosophy and objectives.

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        Under our 2010 Stock Incentive Plan, we may grant restricted shares, performance shares, RSUs or stock appreciation rights.

        Equity Awards are Performance-Based.    In 2017, executive officers received stock options and RSUs. The value of these awards are inherently performance-based.

        Stock options pay nothing to our executive officers unless stockholders benefit. In addition, with a ten-year life and a four-year vesting period, stock options are in sync with the time required for discovery, development and commercialization of new medicines. Our Compensation Committee believes that stock options help align executives' interests with the long-term interests of our company and our stockholders. Stock options reinforce our belief that future potential growth of Incyte will be generated by innovation, our discovery and development pipeline, demand for our products and our commercial execution.

        RSU awards grow or decline in value based on stock price, also linking executive officers' compensation to the value delivered to stockholders.

        In addition to the performance-based aspects of stock options and RSUs, the four-year vesting periods of these awards also serves a critical retention function. Time-based vesting helps ensure the long-term retention of highly valuable executive officers, in whom we have invested considerable time and money, and the intellectual capital they create as well as continuity of their respective teams.

        While the Compensation Committee believes that RSUs are an important performance-based component and nearly all stockholders approved of our executive compensation program in our 2017 say-on-pay vote, it became clear through our 2017 stockholder outreach campaign that stockholders would prefer performance share awards be issued in lieu of RSUs. After careful research and consideration, including consultation with its independent compensation consultant, Compensia, the Compensation Committee approved the elimination of future RSU grants for our executive officers and the creation of new performance shares which will be tied to pre-determined performance goals (which will be revenue-based for 2018) and would also be subject to four-year vesting. These performance shares will be granted for the first time when the next equity grant cycle begins in July 2018. While the grants will not occur until July 2018, the revenue triggers were determined by the Compensation Committee in February 2018. Depending on revenue actually achieved, the payout on these new performance shares can vary from 0% to 150% of target. These performance shares will comprise 25% of an executive officers total target equity compensation. The Compensation Committee believes that these new performance shares align our executive officers' interest even more closely with the financial performance of our company and the eventual value delivered to stockholders.

        2016 Equity Grant Guidelines Revision.    As described above under "—Implementing Our Objectives—Equity Grant Practices," the Compensation Committee revised our equity grant guidelines and terms of our equity awards in July 2016 and we started a new cycle of annual grants in July 2016. Because annual stock option grants are now made twice per year, one-half of the options awarded to individuals with respect to 2017 were granted in July 2017 and the remainder were granted in January 2018, although the number of options to be granted were determined in July 2017 and the four-year vesting schedule for those options commences as of the July grant date. Each of our executive officers was granted options to purchase shares of our common stock and RSUs based on our revised equity award guidelines. Our CEO received awards with a grant date target value of $7,000,000, which was intended to bring his annual long-term incentive compensation to the approximate the 50th percentile of the peer group, and each of our executive vice presidents received awards (including options to be granted in January 2018) with a grant date target value of $1,800,000. These values were unchanged from those awarded in July 2016 in

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Executive Compensation

connection with the prior annual grant cycle. For each executive officer, the value as of the grant date of the options was equal to 75%, and the value of the shares underlying the RSUs was equal to 25%, of the aggregate value of such options and shares, in each case as determined under generally accepted accounting principles consistent with the valuation of our company's equity incentives. In January 2018, certain of our executive officers received special option grants intended to incentivize and retain those individuals. Our CEO received a grant with a grant date target value of $1,200,000 and certain other executive officers received grants with a grant date target value of $1,000,000. In connection with the prior annual equity award cycle beginning in July 2016, our CEO received a special option grant in January 2017 with a grant date target value of $5,000,000 and certain other executive officers received grants with a grant date target value of $1,000,000. These special option grants are subject to four-year cliff vesting.

        While the Compensation Committee, in its discretion, may elect to make grants of restricted shares, performance shares, RSUs or stock appreciation rights if it deems it advisable, the 2010 Stock Incentive Plan contains a limit on the total amount of shares that may be issued other than upon the exercise of stock options or stock appreciation rights or pursuant to sales of restricted shares at purchase prices at least equal to the fair market value of the shares sold. That limit is currently 2,500,000 shares.

        Termination Based Compensation Under Employment Agreements and Offer Letters.    Our executive officers are parties to employment agreements and offer letters, as described below under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

        These employment agreements and offer letters provide for severance payments and acceleration of vesting of equity-based awards upon termination of employment under the circumstances described below under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements." In general, the employment agreements provide for severance benefits if an officer's employment is terminated within 24 months following a change in control. These agreements are designed both to attract executives, as we compete for talented employees in a marketplace where such protections are routinely offered, and to retain executives and provide continuity of management in the event of an actual or threatened change in control.

        Other Compensation.    All of our full-time employees, including our executive officers, may participate in our health programs, such as medical, dental and vision care coverage, and our 401(k) and life and disability insurance programs. These benefits are designed to provide our executive officers and eligible employees a competitive total compensation package that enables us to attract and retain qualified personnel. Under our employment agreement with our CEO, we pay the premiums with respect to a six-year insurance policy that becomes payable to the CEO or his estate upon his disability or death.

CEO Pay Ratio

        As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Hoppenot, our CEO. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

        For 2017, our last completed fiscal year:

  •
  the median of the annual total compensation of all employees of our company (other than our CEO), was $253,015; and

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  •
  the annual total compensation of our CEO, as reported in the Summary Compensation Table presented elsewhere in this Proxy Statement, was $16,087,031.

Based on this information, for 2017 the ratio of the annual total compensation of Mr. Hoppenot, our CEO, to the median of the annual total compensation of all employees was 64 to 1.

        To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the "median employee," the methodology and the material assumptions, adjustments, and estimates that we used were as follows:

  •
  We determined that, as of December 31, 2017, our employee population consisted of 1,208 employees, with 985 based in the United States and 223 based in Europe and Japan.

  •
  We selected December 31, 2017, which is within the last three months of 2017, as the date upon which we would identify the "median employee".

  •
  For all employees, we examined total compensation, which included: base salary, incentive compensation plan payments for non-sales employees, sales incentive compensation plan payments for sales employees, equity awards consisting of stock options and restricted stock units, and other compensation such as 401(k) matching contributions and Company-paid life insurance premiums.

  •
  We included all employees, whether employed on a full-time or part-time basis, and we annualized the compensation of all permanent employees who were not employed by us for all of 2017.

  •
  We did not make any cost-of-living adjustments in identifying the "median employee."

  •
  For employees outside the United States, we converted their compensation to U.S. dollars using the average exchange rate for 2017.

Compensation Committee Report

        This report shall not deemed to be "soliciting material" or "filed" with the Securities and Exchange Commission or be deemed incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates it by reference into a document filed under such Acts.

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this Proxy Statement with our management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company's Annual Report on Form 10-K for the year ended December 31, 2017.

Compensation Committee Paul A. Brooke (Chair) Julian C. Baker Jean-Jacques Bienaimé

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Named Executive Officers

        The Summary Compensation Table, Grants of Plan-Based Awards Table and the tables that follow provide compensation information for our named executive officers, including Hervé Hoppenot, our CEO, David W. Gryska, our Executive Vice President and Chief Financial Officer, and Reid M. Huber, Steven H. Stein and Wenqing Yao.

        Our named executive officers' total compensation for 2017 as determined under the rules of the Securities and Exchange Commission, or SEC, is set forth in the following table under the caption "Total."

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Hervé Hoppenot	2017	966,505	—		1,755,563	11,677,844	1,476,505	210,614	16,087,031
President and Chief	2016	937,738	—		2,810,905	6,720,183	1,129,880	208,407	11,807,113
Executive Officer	2015	898,800	—		921,860	2,766,054	1,163,900	198,040	5,948,654
David W. Gryska	2017	569,421	—		451,372	1,588,433	434,945	35,519	3,079,690
Executive Vice President and	2016	552,792	—		715,609	1,649,443	332,837	17,485	3,268,166
Chief Financial Officer	2015	537,366	—		221,241	663,854	346,128	28,000	1,796,589
Steven H. Stein	2017	473,070	100,000	(5)	451,372	2,688,504	362,188	24,121	4,099,255
Executive Vice President and	2016	442,089	—		715,609	1,649,441	266,183	16,338	3,089,660
Chief Medical Officer(4)
Reid M. Huber	2017	493,534	—		451,372	2,688,504	376,980	40,680	4,051,070
Executive Vice President and	2016	474,973	—		715,609	2,549,416	288,480	34,866	4,063,344
Chief Scientific Officer	2015	397,462	—		221,241	1,788,713	257,500	33,610	2,698,526
Wenqing Yao	2017	448,798	—		451,372	2,688,504	343,125	41,374	3,973,173
Executive Vice President,	2016	426,858	—		715,609	2,124,411	258,430	34,299	3,559,607
Head of Discovery Chemistry	2015	378,558	—		221,241	1,413,759	244,625	29,127	2,287,310

(1)
Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts reported above in the "Stock Awards" and "Option Awards" columns represent the aggregate grant date fair value of option and RSU awards granted in the respective fiscal years, as determined in accordance with ASC 718. Additional information with respect to 2017 option and RSU awards is set forth in the "2017 Grants of Plan-Based Awards" table below.

(2)
Amounts listed in this column represent bonuses paid under the annual incentive compensation plan for each of the respective years. These amounts are not reported in a separately identified Bonus column because the awards are tied to corporate performance objectives.

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(3)
Amounts listed in this column for each year represent payments made for group term life insurance and matching contributions under our 401(k) plan and also the following payments:

Name	Year	Life Insurance Premiums		Financial Planning Services(2)	Statutory Fee for Serving as Director of EU Subsidiary	Relocation Fees(3)

Hervé Hoppenot	2017	$160,207	(1)	$26,131 ($12,631)	$4,400	—
	2016	$160,207	(1)	$24,118 ($11,118)	$4,400	—
	2015	$160,207	(1)	$24,187 ($11,687)	$4,400	—
David Gryska	2017	—		$15,211 ($7,937)	—	—
	2016	—		—	—	—
	2015	—		—	—	$20,489 ($6,641)
Reid Huber	2017	—		$23,683 ($11,683)	—	—
	2016	—		$23,794 ($11,794)	—	—
	2015	—		$23,794 ($11,794)	$4,400	—
Steven Stein	2017	—		$2,358 ($1,098)	$4,400	—
	2016	—		—	$4,400	—
	2015	—		—	—	—
Wenqing Yao	2017	—		$23,123 ($11,123)	—	—
	2016	—		$18,090 ($6,090)	—	—
	2015	—		$23,223 ($11,223)	—	—

(1)
Payment of life insurance premiums for Mr. Hoppenot is designed to compensate him for certain components of equity awards from his previous employer that he forfeited when joining Incyte. Our obligation to make these payments expires in 2020. For a more detailed explanation, please see "Employment Contracts, Termination of Employment and Change-in-Control Arrangements—President and CEO—Life Insurance and Disability Insurance Coverage" below on page 48.

(2)
Amounts in this column are inclusive of tax gross-up payments. The amount of the specific tax gross-ups are detailed in the parentheses next to the total amount.

(3)
Amounts in this column are inclusive of tax gross-up payments. The amount of the specific tax gross-ups are detailed in the parentheses next to the total amount.
(4)
Dr. Stein was appointed Executive Vice President, Chief Medical Officer in May 2016.

(5)
This amount represents a portion of Dr. Stein's signing bonus in connection with the commencement of his employment and intended to compensate Dr. Stein for compensation forfeited by leaving his previous employer; payment of this portion was deferred until the second anniversary of the date of his employment.

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2017 Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)(2)			All Other Stock Awards: Number of Shares of	All Other Option Awards: Number of Securities		Exercise or Base Price of	Grant Date Fair Value of Stock

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Stocks or Units (#)(3)	Underlying Options (#)		Option Awards ($/Sh)	and Option Awards ($)(4)
Hervé Hoppenot		726,150	968,200	2,081,630
	01/17/2017					94,325	(6)	113.64	5,500,355
	01/17/2017					74,245	(5)	113.64	3,540,641
	07/05/2017					47,168	(7)	128.34	2,636,848
	07/05/2017				13,679			128.34	1,755,563
David W. Gryska		213,907	285,210	613,201
	01/17/2017					19,091	(5)	113.64	910,433
	07/05/2017					12,128	(7)	128.34	678,000
	07/05/2017				3,517			128.34	451,372
Steven H. Stein		178,125	237,500	510,625
	01/17/2017					18,865	(6)	113.64	1,100,071
	01/17/2017					19,091	(5)	113.64	910,433
	07/05/2017					12,128	(7)	128.34	678,000
	07/05/2017				3,517			128.34	451,372
Reid M. Huber		185,400	247,200	531,480
	01/17/2017					18,865	(6)	113.64	1,100,071
	01/17/2017					19,091	(5)	113.64	910,433
	07/05/2017					12,128	(7)	128.34	678,000
	07/05/2017				3,517			128.34	451,372
Wenqing Yao		168,750	225,000	483,750
	01/17/2017					18,865	(6)	113.64	1,100,071
	01/17/2017					19,091	(5)	113.64	910,433
	07/05/2017					12,128	(7)	128.34	678,000
	07/05/2017				3,517			128.34	451,372

(1)
The target amounts shown reflect our annual incentive plan awards originally provided under the 2017 incentive compensation plan and represent the pre-established target awards as a percentage of base salary for the 2017 fiscal year, with the potential for actual awards under the plan to either exceed or be less than such funding target depending upon corporate performance. Actual award amounts are not guaranteed and are determined at the discretion of the Compensation Committee, which may consider an individual's performance during the period. For additional information, please refer to the section titled "Executive Compensation—Compensation Discussion and Analysis—Key Elements of Executive Compensation—Incentive Compensation Plan" following this table. Actual 2017 incentive compensation plan payouts are reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)
The threshold amounts shown illustrate the smallest payout that can be made under the 2017 incentive compensation plan if all of the pre-established performance objectives are achieved at the minimum achievement level. The target amounts shown are the payouts that can be made if all of the pre-established performance objectives have been achieved at the target achievement level and, as noted in footnote (1), correlate to the pre-established target awards as a percentage of base salary. The maximum amounts shown are the greatest payout that can be made if all of the pre-established maximum performance objectives are achieved or exceeded at the outperform achievement levels and all potential bonus points under the 2017 incentive compensation plan were earned. Actual awards may be more or less than these amounts and, as noted in footnote (1), are at the discretion of the Compensation Committee. For additional information, please refer to the section titled "Executive Compensation—Compensation Discussion and Analysis—Key Elements of Executive Compensation—Incentive Compensation Plan" following this table.

(3)
Awards listed in this column granted in July 2017 represent RSUs that will vest in equal installments on each of the first four anniversaries of the grant date. Vesting of the RSUs is subject to acceleration under the circumstances described under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" below.

(4)
Represents the aggregate fair value of stock and option awards computed as of the grant date of each RSU or option award in accordance with ASC 718, rather than amounts paid to or realized by the named individual. There can be no assurance that options will be exercised (in which case no value will be realized by the individual), that the value on exercise of options will approximate the compensation expense we recognized, or that the price of our common stock when RSUs vest will equal or exceed the price of our common stock on the date of the applicable RSU award.

(5)
Options become exercisable as to one-fourth of the shares on July 15, 2017, with the remaining shares vesting ratably each month thereafter over the following three years, and have a term of ten years, subject to earlier termination in certain events relating to termination of employment. Vesting of the options is subject to acceleration under the circumstances described under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" below.

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(6)
Options become exercisable as to all of the shares on the fourth anniversary of the grant date, and have a term of ten years, subject to earlier termination in certain events relating to termination of employment. Vesting of the options is subject to acceleration under the circumstances described under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" below.

(7)
Options become exercisable as to one-fourth of the shares on the first anniversary of the grant date, with the remaining shares vesting ratably each month thereafter over the following three years, and have a term of ten years, subject to earlier termination in certain events relating to termination of employment. Vesting of the options is subject to acceleration under the circumstances described under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" below.

Salary

        The annual salaries of the named executive officers are reflected under the Salary column of the Summary Compensation Table. The Compensation Committee reviews salaries on an annual basis, and may change each executive officer's salary based on the individual's contributions and responsibilities over the prior twelve months and any change in comparable company pay levels. In January 2017, the Compensation Committee set the 2017 base salaries for our executive officers. Salary compensation is discussed in greater detail under the heading "Executive Compensation—Compensation Discussion and Analysis."

Incentive Compensation

        All named executive officers received a bonus for the 2017 fiscal year under our discretionary 2017 incentive compensation plan. This bonus is reflected under the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table because the bonus is tied to the corporate performance of the Company. The plan established cash incentive awards for all of our eligible employees for 2017, and was designed to align incentive awards for each participant's individual performance with our corporate goals. Incentive awards for our executive officers were approved by the Compensation Committee in January 2017 and paid in March 2017 pursuant to this plan. Our executive officers each had a funding target under the plan, with the potential for actual awards under the plan to either exceed or be less than such funding target depending upon corporate performance, as well as each executive officer's individual performance. The range of the 2017 awards at the time of establishment of the plan is set forth under the Estimated Future Payouts Under Non-Equity Incentive Plan Awards column to the Grants of Plan-Based Awards Table. Actual incentive award amounts paid to named executive officers for 2017 pursuant to this plan were based on the achievement of corporate goals that were predetermined by the Compensation Committee, as described in greater detail under the heading "Executive Compensation—Compensation Discussion and Analysis," and is disclosed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

        In January 2017 and July 2017, all named executive officers received grants of options to purchase common stock and RSUs and, in January 2017, certain named executive officers also received special option grants. As described in greater detail under the heading "Executive Compensation—Compensation Discussion and Analysis," the special option grants were intended to incentivize and retain the recipients of those grants. The numbers and grant date fair values of these awards under ASC 718 are set forth in the Grants of Plan-Based Awards Table. The exercise price for options awarded in 2017 was the fair market value of our common stock on the grant date. The options awarded in January 2017 under our July 2016 revised equity grant guidelines will generally vest and become exercisable as to one-fourth of the shares on the first anniversary of the July 2016 grant date, with the remaining shares vesting ratably each month thereafter over the following three years. The options awarded in July 2017 will generally vest and become exercisable as to one-fourth of the shares on the first anniversary of the grant date, with the remaining shares vesting ratably each month thereafter over the following three years. The special option grants awarded in January 2017 will vest and become exercisable as to all of the shares on the fourth

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anniversary of the grant date. The options awarded in January 2017 and in July 2017, and special option grants, have a term of ten years from the grant date.

        The amounts, if any, actually realized by the named executive officers for the 2017 awards will vary depending on the vesting of the award and the price of our common stock in relation to the exercise price at the time of exercise. Detail regarding the number of exercisable and unexercisable options held by each named executive officer at year-end is set forth in the Outstanding Equity Awards at Fiscal Year-End Table.

Compensation Risk Assessment

        The Compensation Committee, in consultation with the Company's executive management, reviewed the Company's compensation policies and practices for its employees and concluded that risks arising from those policies and practices are not reasonably likely to have a material adverse effect on the Company.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

        In April 2014, the Compensation Committee and Management Stock Option Committee approved amendments to outstanding employee stock option and RSU agreements and to the forms of agreements for future employee stock option and RSU agreement to provide that, in the event of a change in control of the Company, (i) if the successor corporation does not assume or substitute comparable awards for all outstanding employee options and RSUs, then as of the date of completion of the change in control transaction, the vesting of such options and RSUs shall be accelerated in full, and (ii) if outstanding options and RSUs are assumed or replaced by comparable awards by the successor corporation and within one year after the change in control, an equity awardee's service as an employee is terminated without cause or due to constructive termination, then the vesting of such person's assumed or substituted options and RSUs shall be accelerated in full. The value of such acceleration in full for each Named Executive Officer, assuming such termination or event was effective as of December 31, 2017, is set forth in the table below under the heading "Potential Payments Upon Termination in Connection with a Change in Control."

  President and CEO

        In connection with his appointment as President and CEO in January 2014, Mr. Hoppenot and the Company entered into an offer of employment letter and an employment agreement.

        Pursuant to the offer letter, Mr. Hoppenot was entitled to an initial base salary of $800,000 and participated in the Company's annual incentive compensation plan with a funding target for a cash bonus under such plan of 100% of his annual base salary and a minimum bonus for 2014 of $800,000. Mr. Hoppenot's base salary is reviewed annually by the Compensation Committee. Future bonuses under the incentive compensation plan will be determined by the Compensation Committee in its discretion based on the achievement of performance goals to be determined annually by the Board or, as applicable, the Committee. Pursuant to the offer letter, Mr. Hoppenot also received a signing bonus of $2,200,000, one quarter of which was paid upon commencement of employment and the remainder of which was paid in equal installments on the first day of each of the second, third and fourth calendar quarters of 2014. Except as otherwise provided in his employment agreement, Mr. Hoppenot must have remained employed by the Company through the first calendar day of each such quarter in order to receive the respective quarterly portion of the signing bonus.

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        Mr. Hoppenot received an initial award in January 2014 of options to purchase 124,148 shares of common stock and 17,428 performance shares under the Company's 2010 Stock Incentive Plan with an aggregate value as of the grant date equal to $4,500,000, determined under generally accepted accounting principles consistent with the valuation of the Company's equity incentives. Mr. Hoppenot will be eligible to receive future annual equity awards as determined by the Compensation Committee, and all such equity awards, including the initial award, will be subject to vesting or attainment of performance criteria, as applicable, at the same levels as apply to awards of the same type granted to the Company's other senior executives for the same fiscal year. Mr. Hoppenot also received in January 2014 a one-time grant of 400,000 RSUs. Each RSU represents the right to acquire one share of the Company's common stock. Vesting of the RSUs will be subject to Mr. Hoppenot's continued employment on the applicable vesting dates, with one-sixth of the RSUs vesting at the end of each of the calendar years 2014 through 2019, subject to earlier acceleration of vesting upon the occurrence of certain events in accordance with the terms of his employment agreement.

        Termination Without Good Reason Prior to a Change in Control.    If Mr. Hoppenot voluntarily terminates his employment with the Company other than for good reason and other than in the 24-month period following a change in control (the "Change in Control Employment Period"), the Company will pay Mr. Hoppenot, to the extent not already paid, his annual base salary through the date of termination, any deferred compensation and any accrued vacation pay.

        Termination Without Good Reason in Connection with a Change in Control.    If Mr. Hoppenot terminates his employment with the Company without good reason during the Change in Control Employment Period, the Company will pay Mr. Hoppenot, to the extent not already paid, his annual base salary through the date of termination, any deferred compensation, any accrued vacation pay, and an amount equal to a pro rata portion of his target bonus calculated according to the number of days he worked through the date of termination in the current fiscal year.

        Termination Without Cause or for Good Reason Not in Connection with a Change in Control.    If, at any time other than during the Change in Control Employment Period, Mr. Hoppenot's employment is terminated by the Company without cause or by Mr. Hoppenot for good reason, the Company will pay Mr. Hoppenot, to the extent not already paid, his annual base salary through the date of termination, his signing bonus, any deferred compensation, any accrued vacation pay, and an amount equal to a pro rata portion of his target bonus calculated according to the number of days he worked through the date of termination in the current fiscal year. In addition, the Company will pay him an amount equal to the sum of 1.5 times his annual base salary and the greater of his current target bonus or his bonus amount for the preceding fiscal year. The agreement also provides that Mr. Hoppenot's stock options and RSUs (other than his one-time grant of 400,000 RSUs) will vest as to the amount that would have vested had he continued to work for the Company for an additional 18 months. All options would continue to be exercisable for 180 days following the date of termination. In addition, the agreement provides that the 400,000 RSUs granted in connection with joining the Company will vest as to 100% of the amount that would have vested had he continued to work for the Company for an additional 12 months and vest as to 50% of the amount that would have vested had he continued to work for the Company for an additional 12 months subsequent to the initial 12 months after the date of termination. The agreement also provides for the payment of COBRA premiums by the Company, or the cash equivalent thereof, for Mr. Hoppenot and his family for up to 12 months, outplacement services for up 12 months, as well as payment with respect to any other accrued amounts under other of the Company's benefits arrangements.

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        Termination in Connection with a Change in Control Without Cause or for Good Reason.    If during the Change in Control Employment Period Mr. Hoppenot's employment is terminated by the Company without cause or by Mr. Hoppenot for good reason, the Company will pay Mr. Hoppenot, to the extent not already paid, his annual base salary through the date of termination, his signing bonus, any deferred compensation, any accrued vacation pay, and an amount equal to a pro rata portion of his target bonus calculated according to the number of days he worked through the date of termination in the current fiscal year. In addition, the Company will pay him an amount equal to three times the sum of his current annual base salary and the greater of his current target bonus or his bonus amount for the preceding fiscal year. The agreement also provides that in the event of such a termination, all of Mr. Hoppenot's unvested RSUs and unvested stock options will vest in full, and all stock options will remain exercisable for 12 months following his termination. In addition, all performance shares will vest in full and be settled assuming the target level of performance has been achieved. The agreement also provides for the continuation of benefits for Mr. Hoppenot and his family for up to 36 months, outplacement services for up 12 months, as well as payment with respect to any other accrued amounts under other of the Company's benefits arrangements.

        Life Insurance and Disability Insurance Coverage.    When Mr. Hoppenot became our CEO in January 2014, after being recruited by our Board, he forfeited certain equity based awards with his previous employer that had provided for an acceleration of vesting of a majority of the awards in the event of his death or permanent disability. Our one-time grant of 400,000 RSUs to Mr. Hoppenot, described above, does not contain a similar provision. To provide Mr. Hoppenot with similar economic value commensurate with the equity based awards he had forfeited in order to join us, we agreed in Mr. Hoppenot's employment agreement to pay the premiums for an insurance policy that will remain in place for the six-year period that commenced on the first day of his employment that will pay $15 million to Mr. Hoppenot upon termination of his employment for disability or his estate on his death. The six-year period for the life and disability insurance is the same vesting period for the 400,000 RSUs. Mr. Hoppenot's initial employment agreement also required us to gross-up each premium amount so that the total payment made by us was sufficient to cover the premiums and all federal, state and local income taxes incurred by Mr. Hoppenot. In April 2015, we amended Mr. Hoppenot's employment agreement so that we would no longer be required to gross-up each premium amount to cover taxes incurred by Mr. Hoppenot.

        Other Covenants.    Under the agreement, Mr. Hoppenot is subject to non-solicitation/non-hiring and non-disparagement covenants that extend two years from termination of employment. Upon certain breaches of those covenants after termination of employment, Mr. Hoppenot must forfeit all of his unvested stock options, stock appreciation rights, restricted stock units, performance shares, and the gain or income realized from the exercise, vesting or settlement of the same within 24 months prior to the breach.

  Agreements with Other Named Executive Officers

        In November 2003, our Board approved a form of employment agreement for Executive Vice Presidents and certain other senior employees. The form of employment agreement for the Executive Vice Presidents and certain other senior employees was amended in December 2008 to comply with Section 409A of the Internal Revenue Code of 1986, as amended. In April 2012, the employment agreements with our Executive Vice Presidents and certain other senior employees were amended to increase the amount payable upon an "involuntary termination" of the executive's employment within 24 months following a change in control. The Company entered into an employment agreement with Reid M. Huber in May 2011, Steven H. Stein in March 2015 and

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Executive Compensation

Wenqing Yao in November 2003 while each served as one of our senior employees. The Company entered into an employment agreement with David W. Gryska in October 2014 upon his employment as Executive Vice President and Chief Financial Officer.

        The employment agreements with our Executive Vice Presidents provide that in the event of an "involuntary termination" of the executive's employment within 24 months following a change in control (which includes actual termination without cause and constructive termination by way of the assignment of duties substantially and materially inconsistent with the executive's position or other diminishment in position, requiring the executive to be based at any location outside more than 35 miles from the office or location where he or she was based prior to a change in control, a reduction in salary, bonus or adverse change in benefits, or a breach by the Company of the terms of the executive's employment arrangement), we will pay the executive an amount equal to two times the sum of the executive's current annual base salary and the greater of (1) the executive's current target bonus or (2) the executive's bonus amount for the preceding fiscal year. A "change in control" generally includes a significant change in the composition of the Board, the acquisition by any person or entity of greater than 50% of the combined voting power of the Company's outstanding securities, the approval of a liquidation or dissolution of the Company, or the sale or disposition of all or substantially all of the Company's assets or similar transaction. We will also pay the executive a pro rata portion of the executive's target bonus calculated according to the number of days the executive worked through the termination date in the current fiscal year. The cash payment would be paid in a lump sum payment following the executive's termination. The agreement also provides that in the event of such a termination, all of the executive's unvested stock options will vest in full, and all stock options will be exercisable for 12 months following the executive's termination. In addition, the agreement provides for the reimbursement of COBRA premiums by the Company for the executive and eligible dependents for up to 12 months, reimbursement (or payment) by the Company for the cost of continued life and disability insurance for the executive for 12 months at the same levels in effect on the termination date, as well as payment with respect to any other accrued amounts under other of the Company's benefits arrangements.

Potential Payments Upon Termination without a Change in Control

        The following table describes the potential payments and benefits triggered by a termination of employment of a named executive officer by the Company without cause, or by the executive for good reason, in each case prior to a change in control and assuming the employment of the named executive officer was terminated on December 31, 2017.

Termination	Cash Payment ($)	Medical/ Insurance Benefits ($)	Acceleration of Equity Awards ($)(1)	Other ($)(2)	Total ($)
Hervé Hoppenot
Termination without cause	4,115,320	29,447	11,684,616	210,125	16,039,508

(1)
Represents the amount by which the $94.71 closing price of our common stock on December 29, 2017 exceeded the exercise price for equity awards for which vesting would have accelerated as a result of termination of employment.

(2)
Includes accrued amounts under other of the Company's benefits arrangements, including accrued vacation and other vested benefits the named executive officer is entitled to receive that are generally available to all salaried employees.

Potential Payments Upon Termination in Connection with a Change in Control

        The following table describes the potential payments and benefits triggered by a termination of employment of a named executive officer in connection with a change in control, by the

Proxy Statement 2018 | 49

Executive Compensation

Company without cause or by the executive for good reason, in each case assuming the employment of the named executive officer was terminated on December 31, 2017.

Termination	Cash Payment ($)	Medical/ Insurance Benefits ($)	Acceleration of Equity Awards ($)(1)	Other ($)(2)	Total ($)
Hervé Hoppenot
Termination without cause or for good reason(3)	7,262,440	96,219	18,214,971	210,125	25,783,755
David W. Gryska
Termination without cause or for good reason(3)	2,091,722	20,998	1,408,198	15,357	3,536,275
Steven H. Stein
Termination without cause or for good reason(3)	1,719,866	6,276	1,746,363	18,269	3,490,774
Reid M. Huber
Termination without cause or for good reason(3)	1,812,960	34,120	2,053,198	44,686	3,944,964
Wenqing Yao
Termination without cause or for good reason(3)	1,641,860	30,927	1,838,198	42,404	3,553,389

(1)
Represents the amount by which the $94.71 closing price of our common stock on December 29, 2017 exceeded the exercise price for stock options for which vesting would have accelerated as a result of termination of employment and $94.71 multiplied by the number of restricted stock units for which vesting would have accelerated as a result of termination of employment.

(2)
Includes accrued amounts under other of the Company's benefits arrangements, including accrued vacation and other vested benefits the named executive officer is entitled to receive that are generally available to all salaried employees.

(3)
Includes constructive termination following a change in control. See the section entitled "Agreements with Other Named Executive Officers" above.

50 | Proxy Statement 2018

Executive Compensation

2017 Outstanding Equity Awards at Fiscal Year-End

		Option Awards						Stock Awards

Name	Grant Date/ Performance Award Period	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Un-Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)		Market Value of Shares or Units of Stock That Have Not Vested($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Hervé Hoppenot	7/5/2017					13,679	(3)	1,295,538
	*7/5/2017	—	47,168	128.34	7/4/2027
	***1/17/2017	26,294	47,951	113.64	1/16/2027
	**1/17/2017	—	94,325	113.64	1/16/2027
	7/15/2016	—	—			16,203	(3)	1,534,586
	*7/15/2016	26,294	47,951	83.83	7/14/2026
	1/7/2016	—	—			10,442	(4)	988,962
	**1/7/2016	—	20,195	95.76	1/6/2023
	1/7/2016	48,004	27,134	95.76	1/6/2023
	1/8/2015	—	—			12,592	(4)	1,192,588
	1/8/2015	87,277	2,494	73.21	1/7/2022
	1/21/2014	124,148	—	64.55	1/20/2021
	1/13/2014					133,333	(5)	12,627,968

		312,017	287,218			186,249		17,639,642

David W. Gryska	7/5/2017					3,517	(3)	333,095
	*7/5/2017	—	12,128	128.34	7/4/2027
	***1/17/2017	6,760	12,331	113.64	1/16/2027
	7/15/2016	—	—			4,167	(3)	394,657
	*7/15/2016	6,760	12,331	83.83	7/14/2026
	1/7/2016	—	—			2,610	(4)	247,193
	**1/7/2016	—	4,039	95.76	1/6/2023
	1/7/2016	12,001	6,783	95.76	1/6/2023
	1/8/2015	—	—			3,022	(4)	286,214
	1/8/2015	3,591	599	73.21	1/7/2022
	10/31/2014	12,459	—	67.06	10/30/2021

		41,571	48,211			13,316		1,261,159

Steven H. Stein	7/5/2017					3,517	(3)	333,095
	*7/5/2017	—	12,128	128.34	7/4/2027
	***1/17/2017	6,760	12,331	113.64	1/16/2027
	**1/17/2017	—	18,865	113.64	1/16/2027
	7/15/2016	—	—			4,167	(3)	394,657
	*7/15/2016	1,591	12,331	83.83	7/14/2026
	1/7/2016	—	—			2,610	(4)	247,193
	1/7/2016	2,087	6,783	95.76	1/6/2023
	**1/7/2016	—	4,039	95.76	1/6/2023
	3/2/2015	—	—			6,483	(4)	614,005
	3/2/2015	7,020	3,856	88.68	3/1/2022

		17,458	70,333			16,777		1,588,950

Reid M. Huber	7/5/2017					3,517	(3)	333,095
	*7/5/2017	—	12,128	128.34	7/4/2027
	***1/17/2017	6,760	12,331	113.64	1/16/2027
	**1/17/2017	—	18,865	113.64	1/16/2027
	7/15/2016	—	—			4,167	(3)	394,657
	*7/15/2016	6,760	12,331	83.83	7/14/2026
	1/7/2016	—	—			2,610	(4)	247,193
	**1/7/2016	—	22,214	95.76	1/6/2023
	1/7/2016	12,001	6,783	95.76	1/6/2023
	1/8/2015	—	—			3,022	(4)	286,214
	1/8/2015	20,946	599	73.21	1/7/2022
	**1/8/2015	—	30,000	73.21	1/7/2025
	1/21/2014	22,070	—	64.55	1/20/2021

		68,537	115,251			13,316		1,261,159

Wenqing Yao	7/5/2017					3,517	(3)	333,095
	*7/5/2017	—	12,128	128.34	7/4/2027
	***1/17/2017	6,760	12,331	113.64	1/16/2027
	**1/17/2017	—	18,865	113.64	1/16/2027
	7/15/2016	—	—			4,167	(3)	394,657
	*7/15/2016	6,760	12,331	83.83	7/14/2026
	1/7/2016	—	—			2,610	(4)	247,193
	**1/7/2016	—	13,631	95.76	1/6/2023
	1/7/2016	12,001	6,783	95.76	1/6/2023
	1/8/2015	—	—			3,022	(4)	286,214
	1/8/2015	20,946	599	73.21	1/7/2022
	**1/8/2015	—	20,000	73.21	1/7/2022
	1/21/2014	16,553	—	64.55	1/20/2021
	2/9/2013	62,542	—	18.32	2/8/2020
	1/19/2012	25,354	—	17.79	1/18/2019

		150,916	96,668			13,316		1,261,159

Proxy Statement 2018 | 51

Executive Compensation

2017 Outstanding Equity Awards at Fiscal Year-End
(1)
All options listed in this table, other than those marked with an asterisk (*), a double asterisk (**) or a triple asterisk (***), become exercisable as to one-third of the shares on the first anniversary of the date of grant, with the remaining shares vesting ratably on a monthly basis thereafter over the following two years, and have a term of seven years, subject to earlier termination in certain events relating to termination of employment. Options marked with an asterisk become exercisable as to one-fourth of the shares on the first anniversary of the date of grant, with the remaining shares vesting ratably on a monthly basis thereafter over the following three years, and have a term of ten years, subject to earlier termination in certain events relating to termination of employment. Options marked with a double asterisk become exercisable as to all of the shares on the fourth anniversary of the date of grant, and have a term of ten years, subject to earlier termination in certain events relating to termination of employment. Options marked with a triple asterisk become exercisable as to one-fourth of the shares on the first anniversary of the grant date in July of the preceding year with the remaining shares vesting ratably on a monthly basis thereafter over the following three years, and have a term of ten years, subject to earlier termination in certain events relating to termination of employment. Vesting of all options listed in this table is subject to acceleration under the circumstances described under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

(2)
The market value of unvested RSUs is calculated by multiplying the number of unvested RSUs held by the applicable named executive officer by $94.71, the closing price of our common stock on December 29, 2017.

(3)
RSUs that vest in equal installments on each of the first four anniversaries of the grant date, subject to the holder's continued service through such dates. Vesting of the RSUs is subject to acceleration under the circumstances described under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

(4)
RSUs that vest in full on the third anniversary of the grant date, subject to the holder's continued service through such date. Vesting of the RSUs is subject to acceleration under the circumstances described under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

(5)
In connection with the commencement of his employment as our CEO in January 2014, Mr. Hoppenot was awarded a one-time grant of 400,000 RSUs, with one-sixth vesting at the end of each of the calendar years 2014 through 2019 subject to Mr. Hoppenot's continued employment and subject to acceleration of vesting upon certain events in accordance with the terms of his employment agreement, as described under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

2017 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(2)
Hervé Hoppenot	—	—	89,495	(3)	10,920,395
David W. Gryska	60,272	3,786,340	9,216	(4)	1,016,043
Steven H. Stein	50,479	2,240,021	1,388	(5)	170,932
Reid M. Huber	—	—	20,795	(6)	2,587,358
Wenqing Yao	—	—	13,903	(7)	1,728,225

(1)
Value realized is based on the fair market value of our common stock on the date of exercise minus the exercise price and does not necessarily reflect proceeds actually received by the individual.

(2)
Value realized is based on the fair market value of our common stock on the vesting date and does not necessarily reflect proceeds actually received by the individual.

(3)
Represents 72,067 shares received upon vesting of RSUs, of which 34,929 shares were automatically withheld to cover tax withholding obligations, and 17,428 shares received upon vesting of performance shares, of which 8,478 shares were automatically withheld to cover tax withholding obligations.

(4)
Represents 9,216 shares received upon vesting of RSUs, of which 4,625 shares were automatically withheld to cover tax withholding obligations.

(5)
Represents 1,388 shares received upon vesting of RSUs, of which 625 shares were automatically withheld to cover tax withholding obligations.

(6)
Represents 17,697 shares received upon vesting of RSUs, of which 8,424 shares were automatically withheld to cover tax withholding obligations, and 3,098 shares received upon vesting of performance shares, of which 1,090 shares were automatically withheld to cover tax withholding obligations.

(7)
Represents 11,581 shares received upon vesting of RSUs, of which 5,087 shares were automatically withheld to cover tax withholding obligations, and 2,322 shares received upon vesting of performance shares, of which 788 shares were automatically withheld to cover tax withholding obligations.

52 | Proxy Statement 2018

Equity Compensation Plan Information

        The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2017, including the 1991 Stock Plan, the 1993 Directors' Stock Option Plan, the 1997 Employee Stock Purchase Plan and the 2010 Stock Incentive Plan.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights($)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Plan Category	(a)		(b)		(c)
Equity compensation plans approved by security holders	12,385,213	(1)	68.36	(2)	5,606,136	(3)
Equity compensation plans not approved by security holders	200,000	(4)	—		—

Total	12,585,213		68.36		5,606,136

(1)
Includes 1,178,660 shares subject to RSUs outstanding as of December 31, 2017 that were issued under the 2010 Stock Incentive Plan.

(2)
RSUs, which do not have an exercise price, are excluded in the calculation of weighted-average exercise price.

(3)
Includes 927,233 shares available for issuance under the 1997 Employee Stock Purchase Plan and 4,678,903 shares available for issuance under the 2010 Stock Incentive Plan. No shares remain available for future issuance under either the 1991 Stock Plan or the 1993 Directors' Stock Option Plan.

(4)
Represents 200,000 shares subject to RSUs granted outside of the 2010 Stock Incentive Plan to Hervé Hoppenot, as described under "—Employment Contracts, Termination of Employment and Change in Control Arrangements—President and CEO."

Proxy Statement 2018 | 53

Report of the Audit Committee of the Board

        The Audit Committee of the Board is composed of three directors, each of whom qualifies as "independent" under the current listing requirements of The Nasdaq Stock Market. The current members of the Audit Committee are Paul J. Clancy, Paul A. Brooke and Wendy L. Dixon. The Audit Committee acts pursuant to a written charter that has been adopted by the Board. The charter is reviewed annually for changes, as appropriate.

        In performing its functions, the Audit Committee acts in an oversight capacity and necessarily relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company's annual financial statements with accounting principles generally accepted in the United States and the effectiveness of the Company's internal control over financial reporting. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess or determine the effectiveness of the Company's internal control over financial reporting.

        Within this framework, the Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2017 and the Company's internal control over financial reporting. The Audit Committee has also discussed with the independent registered public accounting firm, Ernst & Young LLP, the matters required to be discussed by Auditing Standard No. 16, "Communications with Audit Committees," issued by the Public Company Accounting Oversight Board. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

        Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2017.

Audit Committee Paul J. Clancy (Chair) Paul A. Brooke Wendy L. Dixon

54 | Proxy Statement 2018

Proposal 2 Advisory Vote to Approve Executive Compensation

        This Proposal 2, commonly known as a "say-on-pay" proposal, provides our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

        As described in detail under the heading "Executive Compensation—Compensation Discussion and Analysis," our executive compensation programs are designed to attract and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of annual and long-term corporate objectives, and the creation of increased stockholder value. Please read the Compensation Discussion and Analysis for additional details about our executive compensation programs, including information about the 2017 compensation of our named executive officers.

        Each year since 2011, we sought, and received, approval for our executive compensation program. In addition, in 2011, and again in 2017, we sought, and received, approval to hold a "say-on-pay" vote each year. Accordingly, we are again asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This Proposal 2 gives our stockholders the opportunity to express their views on our named executive officers' compensation. This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board or the Compensation Committee of the Board. This vote is not intended to address any specific item of compensation, but rather the vote relates to the compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. Accordingly, we again will ask our stockholders to vote for the following resolution at the annual meeting:

        "RESOLVED, that the Company's stockholders approve, on a non-binding, advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure."

The Board recommends a vote "FOR" the Approval of Executive Compensation.

Proxy Statement 2018 | 55

Proposal 3 Proposal to Amend the Amended and Restated 2010 Stock Incentive Plan

        In March 2018, the Board approved amendments to the 2010 Stock Incentive Plan (referred to in this proposal description as the "2010 Plan"), subject to the approval of our stockholders at the Annual Meeting, to increase the number of shares available for issuance and make certain additional changes. Incyte has continued to grow at a significant rate. As our revenue and our discovery and development pipeline have substantially increased over the last several years, so too has our number of employees. Our 2016 expansion into Europe and our 2017 expansion into Japan has also contributed to our increasing employee headcount. Even though our employee headcount has risen substantially in the last several years, including in 2017, we have carefully managed the 2010 Plan to ensure that stockholders are subject to minimal dilution and that there is as little overhang as possible on our common stock. In fact, as the chart below shows, since the 2016 amendment to the 2010 Plan which added 6,000,000 shares, we have seen our overhang percentage drop from 9.7% of outstanding shares to 7.5% and the burn rate drop from 1.8% to 1.5%—all while seeing employee headcount rise by 24%.

        Further detail of our year-end overhang percentage is set forth in the table below:

Overhang Detail

	2014	2015	2016	2017
Overhang:
Options and awards available for grant	6,401,339	4,681,150	7,473,290	4,678,903
Options and awards outstanding	15,053,520	11,617,846	12,751,142	12,385,213

Total overhang	21,454,859	16,298,996	20,224,432	17,064,116

Common outstanding and overhang shares	192,331,478	202,949,245	209,073,184	228,327,022
Overhang Percentage	11.2%	8.0%	9.7%	7.5%

56 | Proxy Statement 2018

Proposal 3 Proposal to Amend the Amended and Restated 2010 Stock Incentive Plan

        We believe that we have been careful stewards of the 2010 Plan and we now seek a new amendment to the 2010 Plan to add an additional 6,000,000 shares (as detailed further below) so that we will be in a position to continue our substantial growth as we seek to execute on our 2018 and longer-term strategic goals.

        The following summary of the principal features of the 2010 Plan, as amended, is qualified by reference to the terms of the plan, a copy of which is available without charge upon stockholder request to Secretary, Incyte Corporation, 1801 Augustine Cut-Off, Wilmington, Delaware 19803. The 2010 Plan, as amended, has also been filed electronically with the Securities and Exchange Commission together with this Proxy Statement, and can be accessed on the SEC's web site at http://www.sec.gov.

Description of Amendments

        The first amendment to the 2010 Plan approved by the Board and submitted for stockholder approval consists of an increase in the number of shares available for issuance thereunder by 6,000,000 shares, from 30,753,475 shares to 36,753,475 shares.

        The proposed increase of 6,000,000 in the number of shares reserved for issuance under the 2010 Plan is needed to allow us to continue to provide effective and appropriate equity incentives to our growing number of employees and our directors. Our equity awards have historically consisted of stock options, RSUs and performance shares. Our Board and the Compensation Committee of the Board have believed that equity awards align compensation incentives with stockholder interests, provide at-risk compensation for management by providing them with a strong incentive to improve the Company's performance, and provide employees with the opportunity to benefit significantly from the success of the Company. We offer equity awards to all new hires and have found that attractive and competitive initial equity awards are often an important inducement for the high-performing, entrepreneurial individuals who we believe are key to our success. We expect to continue to expand our workforce in support of our research and development and commercialization efforts and anticipate hiring a significant number of new employees during 2018 as we execute on our long-term growth strategy. As we recruit to fill these new positions, the amount of shares required for initial awards to new hires, together with the amount required for annual awards to existing employees, in each case consistent with our historical practices, increases.

        We do not believe the proposed 6,000,000 share increase will be unduly dilutive to stockholders. A common measure of potential dilution from outstanding equity awards is "overhang," generally defined as equity awards outstanding but not exercised, plus equity awards available to be granted (together referred to as potential equity award shares), divided by the sum of total common shares outstanding plus potential equity award shares. As of February 28, 2018, our overhang was 7%, as compared with 9% as of February 28, 2017. We believe that our overhang has been reduced as a result of our equity award guidelines that were implemented in January 2014 and July 2016, pursuant to which the number of stock option awards was reduced through the use of RSUs and performance shares. For our annual awards and new employee awards beginning in July 2016, each U.S. recipient received a mix of stock options and RSUs, with the value as of the grant date of the options equal to 66 2/3% (75% for our executive officers), and the value of the shares underlying the RSU award equal to 33 1/3% (25% for our executive officers), of the aggregate value of such options and shares, in each case as determined under generally accepted accounting principles consistent with the valuation of our Company's equity incentives. Non-U.S. recipients only receive RSUs.

        The second amendment approved by the Board and submitted for stockholder approval consists of an increase of the limitation on the number of shares that may be issued pursuant to

Proxy Statement 2018 | 57

Proposal 3 Proposal to Amend the Amended and Restated 2010 Stock Incentive Plan

sales or awards other than upon exercise of options or other than pursuant to sales at purchase prices at least equal to the fair market value of the shares sold from 2,500,000 shares to 3,500,000 shares. As of March 5, 2018, 1,096,770 shares of the 2,500,000 share limit had been issued or reserved for issuance.

        The third amendment approved by the Board and submitted for stockholder approval extends the termination date of the 2010 Plan from March 18, 2020 to March 18, 2021. This amendment was made because we expect that our Board will adopt and we will submit a new stock incentive plan for stockholder approval at our 2020 annual meeting of stockholders, and our annual meeting is typically held sometime after the middle of March in each year.

        In addition, the Board approved an amendment to the 2010 Plan to provide that equity awards under the 2010 Plan may not vest sooner than 12 months from the date of grant, subject to exceptions for a maximum of 5% of the total number of shares authorized under the 2010 Plan, a reduction from the prior 10% of authorized shares exception applying to minimum vesting for RSUs, restricted shares and performance shares, and for automatic option grants to outside directors the annual grant for which, as described below, become fully exercisable on the first anniversary of the date of grant or, if earlier, on the date of our next regular annual meeting of our stockholders. The Board also approved a number of non-substantive clean-up changes to the 2010 Plan.

2010 Stock Incentive Plan

        The 2010 Plan was initially adopted by the Board in March 2010 and approved by our stockholders in May 2010. It was last amended and restated by the Board in April 2013 and our stockholders approved the amended and restated 2010 Plan in May 2013. The Board further amended the 2010 Plan in January and March 2014 and again in March 2016, and our stockholders approved the amendments in May 2014 and in May 2016, respectively.

        The purpose of the 2010 Plan is to assist in the recruitment, retention and motivation of employees, outside directors and consultants who are in a position to make material contributions to our long-term success and the creation of stockholder value. The 2010 Plan offers a significant incentive to encourage our employees, outside directors and consultants by enabling those individuals to acquire shares of our common stock, thereby increasing their proprietary interest in the growth and success of our Company.

        The 2010 Plan provides for the direct award or sale of shares of common stock (including restricted shares), the award of RSUs and stock appreciation rights, the award of performance shares and the grant of incentive stock options to purchase common stock intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options to purchase common stock that do not qualify for such treatment under the Code. All employees, including officers, of the Company or any subsidiary, non-employee directors of the Company and any consultant who performs services for the Company or any subsidiary are eligible to purchase shares of common stock and to receive awards of shares, restricted shares, performance shares, RSUs or stock appreciation rights or grants of nonstatutory stock options. Only employees are eligible to receive grants of incentive stock options. As of December 31, 2017, 1,215 employees (including officers) and non-employee directors would have been eligible to purchase common stock and to receive awards under the 2010 Plan.

Administration

        The 2010 Plan is administered by the Compensation Committee. Subject to the limitations set forth in the plan, the Compensation Committee has the authority to determine, among other things, to whom awards will be granted, the number of shares subject to awards, the term during

58 | Proxy Statement 2018

Proposal 3 Proposal to Amend the Amended and Restated 2010 Stock Incentive Plan

which an option or stock appreciation right may be exercised and the rate at which the awards may vest or be earned, including any performance criteria to which they may be subject. The Compensation Committee also has the authority to determine the consideration and methodology of payment for awards. The Board has created a secondary committee, the Non-Management Stock Option Committee, which is authorized to make awards and grants under the 2010 Plan to eligible individuals other than members of the Board, the "Section 16 officers," and employees who hold the title of Senior Vice President or above.

Maximum Shares and Award Limits

        A total of 30,753,475 shares of common stock are currently reserved for issuance under the 2010 Plan. As of February 28, 2018, the Company had outstanding options to purchase an aggregate of 11,958,361 shares of common stock (with exercise prices ranging from $12.46 to $138.52 per share) under the 2010 Plan and outstanding RSUs for 1,103,284 shares, and had 3,375,439 shares of common stock available for issuance under the 2010 Plan (or 9,375,439 shares of common stock including the 6,000,000 shares subject to stockholder approval at the Annual Meeting). As of February 28, 2018, the Company had outstanding options to purchase an aggregate of 12,038,361 shares of common stock under the 1991 Stock Plan, the 1993 Directors' Stock Option Plan and the 2010 Plan at a weighted average exercise price of $72.58 per share and with a weighted average remaining contractual term of 1.75 years. The 2010 Plan replaced the 1991 Stock Plan and the 1993 Directors' Stock Option Plan. Shares that are subject to awards that expire, terminate or are cancelled under either the 1991 Stock Plan or the 1993 Directors' Stock Option Plan will not be made available for future awards under the 2010 Plan. Other than outstanding options to purchase common stock under the 1991 Stock Plan, the 1993 Directors' Stock Option Plan and the 2010 Plan, outstanding RSUs under the 2010 Plan, and 133,333 outstanding RSUs granted outside of the 2010 Plan to Hervé Hoppenot, the Company had no other outstanding awards as of February 28, 2018, and no shares remain available for future issuance under either the 1991 Stock Plan or the 1993 Directors' Stock Option Plan. No one award recipient may receive awards under the 2010 Plan in any calendar year that relate to more than 800,000 shares of common stock. No more than 3,500,000 shares may be issued pursuant to sales or awards other than upon exercise of options or other than pursuant to sales at purchase prices at least equal to the fair market value of the shares sold (including the 1,000,000 shares subject to stockholder approval at the Annual Meeting). In addition, as described above under "Description of Amendments," other than automatic option grants to outside directors, awards for no more than 5% of the total number of shares of common stock reserved for issuance under the 2010 Plan may vest sooner than 12 months from the date of grant.

        These limitations shall be adjusted as appropriate and equitable in the event of a stock dividend, stock split, reclassification of stock or similar events. If an award made under the 2010 Plan expires without having been exercised in full, or if any restricted shares, RSUs or performance shares are forfeited or repurchased by Company due to failure to vest, then the corresponding shares will again become available for awards under the 2010 Plan. Upon the settlement of stock appreciation rights, all of the shares subject to any such stock appreciation right will reduce the number of shares available under the 2010 Plan, regardless of the number of shares actually issued. If any award is paid in cash rather than shares of common stock, the payment of cash will not reduce the number of available shares. The Company may grant awards under other plans or programs, which may be settled in shares of common stock issued under the 2010 Plan. Such shares shall be treated like shares issued in settlement of RSUs and, when issued, will reduce the number of shares of common stock available for issuance under the 2010 Plan.

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Proposal 3 Proposal to Amend the Amended and Restated 2010 Stock Incentive Plan

Stock Options

        The terms of any grants of stock options under the 2010 Plan will be set forth in a stock option agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of such option grants, which need not be identical. Stock options may provide for the accelerated exercisability in the event of the award recipient's death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the award recipient's service. The Compensation Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price, or in return for the grant of the same or a different number of shares. However, outstanding options may not be modified to lower the exercise price, nor may outstanding options be assumed or accepted for cancellation in return for the grant of new options with a lower exercise price, unless approved by the Company's stockholders. In no event will the Company purchase or assume in exchange for cash any stock option whose exercise price exceeds the fair market value of the underlying shares of common stock.

        The exercise price of each option will be set by the Compensation Committee, subject to the following limits. The exercise price of an incentive stock option cannot be less than 100% of the fair market value of a share of common stock on the date the option is granted, and in the event an option recipient is deemed to be a 10% owner of our Company or one of our subsidiaries, the exercise price of an incentive stock option cannot be less than 110% of the fair market value of a share of common stock on the date the option is granted. The exercise price of a nonstatutory stock option cannot be less than 100% of the fair market value of a share of common stock on the date the option is granted. On February 28, 2018, the closing price for our common stock on The Nasdaq Global Select Market was $85.16. The maximum period in which an option may be exercised will be fixed by the Compensation Committee and included in each stock option agreement but cannot exceed ten years in the case of an incentive stock option, and in the event an option recipient is deemed to be a 10% owner of our Company or one of our subsidiaries, the maximum period for an incentive stock option granted to that person cannot exceed five years. In addition, no option recipient may be granted incentive stock options that are exercisable for the first time in any calendar year for common stock having a total fair market value (determined as of the option grant) in excess of $100,000.

        The exercise price for the exercise of a stock option may be paid in cash or, to the extent that the stock option agreement so provides, by surrendering shares of common stock, by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price, by delivery of an irrevocable direction to a securities broker or lender to pledge shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate exercise price, by delivering a full-recourse promissory note, or in any other form that is consistent with applicable laws, regulations and rules. Options generally will be nontransferable except in the event of the option recipient's death.

        Stock options granted under the 2010 Plan must be exercised by the optionee before the expiration of such option. Each stock option agreement will set forth the extent to which the option recipient will have the right to exercise the option following the termination of the recipient's service with us, and the right to exercise the option of any executors or administrators of the award recipient's estate or any person who has acquired such options directly from the award recipient by bequest or inheritance.

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Proposal 3 Proposal to Amend the Amended and Restated 2010 Stock Incentive Plan

Automatic Option Grants to Directors

        The 2010 Plan provides for the automatic grant of options to purchase shares of common stock to directors of the Company who are not employees of the Company. Each non-employee director who first joins the Board after the effective date of the 2010 Plan will receive a nonstatutory stock option to purchase 25,000 shares of our common stock at an exercise price equal to the fair market value of a share of common stock on the date of grant. The option will vest and become exercisable as to 25% of those shares on the first anniversary of the date of grant. The balance of those shares will vest and become exercisable monthly over a three year period beginning on the day that is one month after the first anniversary of the date of grant, at a monthly rate of 1/48th of the number of shares subject to such option. On the date of each annual meeting of our stockholders, each non-employee director who will continue to serve as a member of the Board will receive an additional nonstatutory stock option to purchase 15,000 shares of common stock at an exercise price equal to the fair market value of a share of common stock on the date of grant. Each of these options will vest and become exercisable in full on the first anniversary of the date of grant or, if earlier, on the date of our next regular annual meeting of our stockholders. Each such director who is not initially elected at a regular annual meeting of our stockholders will receive an option to purchase a pro rata portion of 15,000 shares based upon the number of full months remaining from the date of the election of the director until the next regular annual meeting of our stockholders divided by twelve. This option will vest in full at the next regular annual meeting of our stockholders following the date of grant. Options granted to non-employee directors will become fully vested if a change in control occurs with respect to the Company during the director's service. The Board may from time to time increase the number of shares subject to an initial or annual grant if the Board determines that the increase is necessary to induce individuals to become or remain non-employee directors, or to address an increase in the duties or responsibilities of a non-employee director. The Board may also determine that the exercise price of such an option shall be greater than the fair market value of the common stock on the date of grant and that the option shall be exercisable on a different schedule than stated above.

Restricted Shares

        The terms of any awards of restricted shares under the 2010 Plan will be set forth in a restricted share agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of the restricted share agreements, which need not be identical. Restricted share awards generally will be subject to vesting requirements of a minimum period of three years, and may be subject to transfer restrictions. Award recipients who are granted restricted shares generally have all of the rights of a stockholder with respect to those shares. Restricted shares may be issued for consideration as the Compensation Committee may determine, including cash, cash equivalents, full-recourse promissory notes, past services and future services.

Restricted Stock Units

        The terms of any awards of RSUs under the 2010 Plan will be set forth in an RSU agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of the RSU agreements, which need not be identical. RSUs give an award recipient the right to acquire a specified number of shares of common stock, or at the Compensation Committee's discretion, cash, or a combination of common stock and cash, at a future date upon the satisfaction of certain vesting conditions based upon a vesting schedule or performance criteria established by the Compensation Committee. RSUs generally will be subject to vesting requirements of a minimum period of three years. RSUs may be granted in consideration of a reduction in the award recipient's other compensation, but no cash consideration is required of

Proxy Statement 2018 | 61

Proposal 3 Proposal to Amend the Amended and Restated 2010 Stock Incentive Plan

the award recipient. Unlike restricted shares, the stock underlying RSUs will not be issued until the stock units have vested, and recipients of RSUs generally will have no voting or dividend rights prior to the time of issuance of any common stock upon settlement.

Stock Appreciation Rights

        The terms of any awards of stock appreciation rights under the 2010 Plan will be set forth in an agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms, conditions and restrictions of any such agreements, which need not be identical. A stock appreciation right generally entitles the award recipient to receive a payment upon exercise equal to the amount by which the fair market value of a share of common stock on the date of exercise exceeds the value of a share of common stock on the date of grant. The exercise price of a stock appreciation right cannot be less than 100% of the fair market value of a share of common stock on the date the stock appreciation right is granted. The amount payable upon the exercise of a stock appreciation right may be settled in cash or by the issuance of shares of common stock.

Performance Shares

        The terms of any awards of performance shares under the 2010 Plan will be set forth in an agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms, conditions and restrictions of any such agreements, which need not be identical.

        Performance shares give an award recipient the right to acquire a specified number of shares of common stock, or at the Compensation Committee's discretion, cash, or a combination of common stock and cash, at a future date, based on performance criteria set forth in the performance share agreement. The actual number of performance shares eligible for settlement may be larger or smaller than the number included in the original award, based on the performance criteria. Performance shares may be granted in consideration of a reduction in the award recipient's other compensation, but no cash consideration is required of the award recipient. An award of performance shares generally will vest only if the award recipient performs services for the entire performance period (or if less, one year). Recipients of performance shares generally will have no voting or dividend rights prior to the time of issuance of any common stock upon settlement.

Qualifying Performance Criteria

        The 2010 Plan sets forth performance criteria that may be used in the case of performance shares and certain other awards intended to qualify for the "performance-based compensation" exemption from the corporate deduction limit under Section 162(m) of the Code. The "performance-based compensation" exemption has been repealed effective for tax years beginning after December 31, 2017, subject to certain transition rules for previously granted awards, as described below under "Certain Federal Income Tax Aspects of Awards Under the Plan—Code Section 162(m)." The Compensation Committee may, but is not required to, apply the performance criteria set forth in the 2010 Plan to performance shares and other awards granted in 2018 and future years.

        To qualify as a "performance-based compensation," the number of shares or other benefits granted, issued, retainable or vested under an award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either us as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' or quarter's results or to the performance of

62 | Proxy Statement 2018

Proposal 3 Proposal to Amend the Amended and Restated 2010 Stock Incentive Plan

one or more comparable companies or a designated comparison group or index, in each case as specified by the Compensation Committee in the award: (a) cash flow (including operating cash flow), (b) earnings per share, (c) earnings before any combination of interest, taxes, depreciation, or amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin (including as a percentage of revenue), (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) economic profit, (r) achievement of target levels of discovery and/or development of products, including but not limited to regulatory achievements, (s) achievement of research and development objectives, and (t) formation of joint ventures, strategic relationships or other commercial, research or development collaborations. The Compensation Committee may appropriately adjust any evaluation of performance under a qualifying performance criteria to exclude any of the following events that occur during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, nonrecurring items disclosed in the Company's financial statements or in management's discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year. If applicable, the Compensation Committee will determine the qualifying performance criteria and any permitted exclusions for events described in the preceding sentence not later than the 90th day of the performance period, and will determine and certify the extent to which the qualifying performance criteria have been met. For awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Compensation Committee may not in any event increase the amount of compensation payable under the 2010 Plan upon the attainment of qualifying performance criteria to an award recipient who is a "covered employee" within the meaning of Section 162(m) of the Code.

Amendment and Termination

        No awards may be granted under the 2010 Plan, as amended, after March 18, 2021. The Board may amend or terminate the 2010 Plan at any time, but an amendment will not become effective without the approval of the Company's stockholders to the extent required by applicable laws, regulations or rules. No amendment or termination of the 2010 Plan will affect an award recipient's rights under outstanding awards without the award recipient's consent.

Effect of Certain Corporate Events

        In the event of a subdivision of the outstanding common stock or a combination or consolidation of the outstanding common stock (by reclassification or otherwise) into a lesser number of shares, a spin-off or a similar occurrence, or declaration of a dividend payable in common stock or, if in an amount that has a material effect on the price of the shares, in cash, the Compensation Committee will make appropriate adjustments in the number of shares covered by outstanding awards and the exercise price of outstanding options and stock appreciation rights, and the number of shares available under the 2010 Plan.

        In the event of a merger or other reorganization, subject to any acceleration provisions in the agreement relating to an award, outstanding awards will be treated in the manner provided in the agreement of merger or reorganization. That agreement may provide for the assumption of outstanding awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is the surviving corporation), for the substitution by the surviving corporation or its parent of its own awards, or for the acceleration of the exercisability of awards

Proxy Statement 2018 | 63

Proposal 3 Proposal to Amend the Amended and Restated 2010 Stock Incentive Plan

followed by the cancellation of those awards. The agreement of merger or reorganization may also provide for the cancellation of outstanding awards, with a payment of the value of those awards (without regard as to whether those awards have vested or are exercisable) as of the closing date of the merger or reorganization. In such an event, the payment may be in cash or securities, be paid in installments, be deferred until the underlying award would have vested, become exercisable or settled under the agreement relating to the award, and may be subject to vesting and performance criteria no less favorable to the recipient than under the agreement relating to the award, in all cases without the recipients' consent.

Certain Federal Income Tax Aspects of Awards Under the Plan

        This is a brief summary of the federal income tax aspects of awards that may be made under the 2010 Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder's death. The tax consequences of awards under 2010 Plan depend upon the type of award and, if the award is to an executive officer, whether the award qualifies as performance-based compensation under Section 162(m) of the Code.

Incentive Stock Options

        The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of common stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the common stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient's liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the shares of common stock until more than one year after the receipt of the shares and two years after the option was granted, then, upon sale or disposition of the shares, the difference between the exercise price and the market value of the shares of common stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the shares for the minimum required time the recipient will recognize ordinary income in the year of disposition generally in an amount equal to any excess of the market value of the common stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient.

Nonstatutory Stock Options

        The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of nonstatutory stock options when the stock options are exercised. The excess of the fair market value of the common stock purchased on such date over the exercise price of the option is taxed as ordinary income. Thereafter, the tax basis for the acquired shares is equal to the amount paid for the shares plus the amount of ordinary income recognized by the recipient. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient by reason of the exercise of the option.

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Proposal 3 Proposal to Amend the Amended and Restated 2010 Stock Incentive Plan

Other Awards

        Recipients who receive RSU awards will generally recognize ordinary income when they receive shares upon settlement of the awards, in an amount equal to the fair market value of the shares at that time. Recipients who receive awards of restricted shares subject to a vesting requirement will generally recognize ordinary income at the time vesting occurs, in an amount equal to the fair market value of the shares at that time minus the amount, if any, paid for the shares. However, a recipient who receives restricted shares which are not vested may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares rather than upon the vesting dates. Recipients who receive stock appreciation rights will generally recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date and cash received, if any, over the exercise price. Recipients who receive performance shares will generally recognize ordinary income at the time of settlement, in an amount equal to the cash received, if any, and the fair market value of any shares received. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.

Code Section 162(m)

        Section 162(m) of the Code generally disallows a tax deduction to us for annual compensation in excess of $1,000,000 paid to certain executive officers. Prior to 2018, however, we could deduct compensation above $1,000,000 if it was "performance-based compensation" within the meaning of Section 162(m). Stock options and performance shares granted prior to 2018 were intended to qualify as performance-based compensation. The approval of our amended and restated 2010 Plan by our stockholders in 2013 satisfied one of the requirements for the performance-based compensation exemption.

        The Section 162(m) exemption for performance-based compensation has been repealed, effective for tax years beginning after December 31, 2017, subject to a transition rule for amounts payable pursuant to written binding contracts in effect on November 2, 2017. It is possible that outstanding stock options granted prior to 2018 may qualify for this transition rule, and thus retain their status as deductible performance-based compensation, but we cannot be certain about the scope of the transition rule until further guidance is issued.

New Plan Benefits

        The Compensation Committee has not made any determination with respect to future awards under the 2010 Plan and, except for automatic grants to non-employee directors, awards and the terms of any awards under the plan for the current year or any future year are not determinable. As described above, the 2010 Plan provides for the automatic grant of options to non-employee directors, and each non-employee director nominee who will continue to serve as a member of the Board will receive an additional option to purchase 15,000 shares of common stock.

Required Vote

        Approval of the amendment to the 2010 Plan requires the affirmative vote of a majority of the shares present and entitled to vote.

The Board recommends a vote "FOR" the Amendment to the Company's Amended and Restated 2010 Stock Incentive Plan

Proxy Statement 2018 | 65

Proposal 4 Ratification of Independent Registered Public Accounting Firm

        The Audit Committee has appointed the firm of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018, subject to reconsideration by the Audit Committee should our stockholders fail to ratify such appointment at the Annual Meeting or should the Audit Committee not approve Ernst & Young LLP's audit plan for the fiscal year ending December 31, 2018. Ernst & Young LLP has audited our financial statements since the Company's inception in 1991. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

        The following table sets forth the aggregate fees billed or expected to be billed by Ernst & Young LLP for audit and other services rendered.

	Year Ended December 31,

	2017	2016
	(in thousands)
Audit Fees(1)	$2,017	$1,489
Audit-related Fees(2)	75	504
Tax Fees(3)	—	50
All Other Fees	—	—

	$2,092	$2,043

(1)
Audit fees include fees billed for the audit of the Company's annual statements and reviews of the Company's quarterly financial statements, including the Company's Annual Report on Form 10-K, the audit of the Company's internal control over financial reporting, and include fees for SEC registration statements and consultation on accounting standards or transactions.

(2)
Audit-related fees include fees billed for consultations concerning the PeopleSoft upgrade, auditing of intellectual property transfer, information technology testing procedures and the PeopleSoft controls environment, and consultations concerning financial and accounting matters not classified as audit services.

(3)
Tax fees consist of various tax compliance and consultation services primarily relating to the international expansion of the Company.

        The Audit Committee considered whether the provision of the services other than the audit services is compatible with maintaining Ernst & Young LLP's independence.

Pre-Approval Policies and Procedures

        The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the Company's independent registered public accounting firm. All of the services provided by the Company's independent registered public accounting firm in 2017 and 2016 were pre-approved.

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Proposal 4 Ratification of Independent Registered Public Accounting Firm

Required Vote

        Ratification will require the affirmative vote of a majority of the shares present and entitled to vote. Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The Board recommends a vote "FOR" Ratification of Ernst & Young LLP as the Company's independent registered public accounting.

Proxy Statement 2018 | 67

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of March 5, 2018, as to shares of our common stock beneficially owned by: (i) each person who is known to us to own beneficially more than 5% of our common stock, (ii) each of our directors, (iii) each of our executive officers named under "Executive Compensation—Summary Compensation Table" and (iv) all of our directors and executive officers as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be. Unless otherwise indicated below, the address of each beneficial owner listed on the table is c/o Incyte Corporation, 1801 Augustine Cut-Off, Wilmington, DE 19803. The percentage of our common stock beneficially owned is based on 211,798,739 shares outstanding as of March 5, 2018. In addition, shares issuable pursuant to options or convertible securities that may be acquired within 60 days of March 5, 2018 are deemed to be issued and outstanding and have been treated as outstanding in calculating and determining the beneficial ownership and percentage ownership of those persons possessing those securities, but not for any other individuals.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned(#)(1)	Percentages Beneficially Owned(%)(1)
5% Stockholders
Felix J. Baker(2)	34,520,092	16.3
Baker Bros. Advisors LP and affiliated entities(2)	34,410,523	16.2
The Vanguard Group(3)	17,997,955	8.5
T. Rowe Price Associates, Inc.(4)	14,812,315	7.0
BlackRock, Inc.(5)	14,291,645	6.7
Wellington Management Group LLP(6)	13,549,792	6.4
Named Executive Officers and Directors
Hervé Hoppenot(7)	423,268	*
David W. Gryska(8)	41,354	*
Steven H. Stein (9)	31,748	*
Reid M. Huber(10)	99,293	*
Wenqing Yao(11)	182,073	*
Julian C. Baker(2)	34,517,675	16.3
Jean-Jacques Bienaimé(12)	75,381	*
Paul A. Brooke(13)	377,574	*
Paul J. Clancy(14)	70,312	*
Wendy L. Dixon(15)	182,606	*
Jacqualyn A. Fouse(16)	8,750	*
Paul A. Friedman(17)	436,511	*
All directors and executive officers as a group (15 persons)(18)	36,821,212	17.2

*
Represents less than 1% of our common stock.

(1)
To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table.

(2)
Baker Bros. Advisors LP is the investment adviser to 667, L.P., Baker Brothers Life Sciences, L.P. and 14159 L.P. ("Baker Funds"). Baker Bros. Advisors (GP), LLC is the sole general partner of Baker Bros. Advisors LP. Julian C. Baker and Felix J. Baker are the principals of Baker Bros. Advisors (GP), LLC. The address for Baker Bros. Advisors LP, the Baker Funds,

68 | Proxy Statement 2018

Security Ownership of Certain Beneficial Owners and Management

  Julian C. Baker and Felix J. Baker is 667 Madison Avenue, 21st Floor, New York, New York 10065. Pursuant to the management agreements, as amended, among Baker Bros. Advisors LP, the Baker Funds and their respective general partners, the Baker Funds' respective general partners relinquished to Baker Bros. Advisors LP all discretion and authority with respect to the investment and voting power of the securities held by the Baker Funds, and thus Baker Bros. Advisors LP has complete and unlimited discretion and authority with respect to the Baker Funds' investments and voting power over investments. According to an amended Schedule 13D filed April 28, 2017 and Forms 4 filed May 31, 2017, July 5, 2017, September 8, 2017, October 3, 2017 and January 3, 2018, the total number of shares of our common stock beneficially owned includes shares directly held as follows:

Holder	Shares
667, L.P.	4,290,108
Baker Brothers Life Sciences, L.P.	29,150,637
14159, L.P.	692,706
Julian C. Baker	155,704
Felix J. Baker	61,049
Entities affiliated with Julian C. Baker and Felix J. Baker	48,520

Pursuant to an agreement between Baker Bros. Advisors LP and Julian C. Baker, Baker Bros. Advisors LP has sole voting and dispositive power with respect to 97,072 shares owned directly by Julian C. Baker that were received by Mr. Baker either upon exercise of options or in lieu of cash fees in connection with serving as a member of our Board of Directors and with respect to 180,000 shares subject to options exercisable within 60 days of March 5, 2018 that are held by Julian C. Baker and that are included in the number of shares shown as beneficially owned.

(3)
According to an amended Schedule 13G filed February 9, 2018, filed by The Vanguard Group ("Vanguard"), Vanguard, in its capacity as investment adviser, may be deemed to beneficially own all shares listed in the table, and has sole dispositive power with respect to 17,718,036 shares, shared dispositive power with respect to 279,919 shares, sole voting power with respect to 248,828 shares and shared voting power with respect to 36,394 shares. The address of the principal place of business of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(4)
According to a Schedule 13G filed February 14, 2018, filed by T. Rowe Price Associates, Inc. ("T. Rowe Price"), in its capacity as investment adviser, may be deemed to beneficially own and has dispositive power over all shares listed in the table and has sole voting power with respect to 4,511,237 shares. The address of the principal place of business of T. Rowe Price is 100 E. Pratt Street, Baltimore, Maryland 21202.

(5)
According to an amended Schedule 13G filed January 25, 2018, filed by BlackRock, Inc. ("BlackRock"), BlackRock, in its capacity as investment adviser, may be deemed to beneficially own all shares listed in the table and has sole voting power with respect to 12,841,792 shares. The address of the principal place of business of BlackRock is 55 East 52nd Street, New York, New York, 10022.

(6)
According to an amended Schedule 13G filed February 8, 2018, filed by Wellington Management Group LLP ("Wellington"), Wellington, in its capacity as investment adviser, may be deemed to beneficially own all shares listed in the table, and has shared dispositive power with respect to all such shares and shared voting power with respect to 2,762,031 shares. The address of the principal place of business of Wellington is 280 Congress Street, Boston, Massachusetts 02110.

(7)
Includes 335,235 shares subject to options exercisable within 60 days of March 5, 2018. Does not include 173,657 shares underlying RSUs that will remain unvested within 60 days of March 5, 2018.

(8)
Includes 40,678 shares subject to options exercisable within 60 days of March 5, 2018. Does not include 10,294 shares underlying RSUs that will remain unvested within 60 days of March 5, 2018.

(9)
Includes 26,583 shares subject to options exercisable within 60 days of March 5, 2018. Does not include 10,294 shares underlying RSUs that will remain unvested within 60 days of March 5, 2018.

(10)
Includes 74,404 shares subject to options exercisable within 60 days of March 5, 2018. Does not include 10,294 shares underlying RSUs that will remain unvested within 60 days of March 5, 2018.

(11)
Includes 156,783 shares subject to options exercisable within 60 days of March 5, 2018. Does not include 10,294 shares underlying RSUs that will remain unvested within 60 days of March 5, 2018.

(12)
Includes 70,312 shares subject to options exercisable within 60 days of March 5, 2018.

(13)
Includes 180,000 shares subject to options exercisable within 60 days of March 5, 2018.

(14)
Includes 70,312 shares subject to options exercisable within 60 days of March 5, 2018.

(15)
Includes 173,334 shares subject to options exercisable within 60 days of March 5, 2018.

Proxy Statement 2018 | 69

Security Ownership of Certain Beneficial Owners and Management
(16)
Includes 8,750 shares subject to options exercisable within 60 days of March 5, 2018.

(17)
Includes 167,500 shares subject to options exercisable within 60 days of March 5, 2018.

(18)
Includes shares included pursuant to the second paragraph of note (2) and notes (7), (8), (9), (10), (11), (12), (13), (14), (15), (16) and (17) above and 347,538 shares subject to options exercisable within 60 days of March 5, 2018 held by other executive officers of the Company. Does not include 243,570 shares underlying RSUs that will remain unvested within 60 days of March 5, 2018.

Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance

        Under the securities laws of the United States, our directors, executive officers and any persons holding more than 10% of our common stock are required to report their initial ownership of our common stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and we are required to identify in this Proxy Statement those persons who failed to timely file these reports. Based solely on our review of the copies of such forms received by us, or written representation from certain reporting persons, we believe that all of the filing requirements for such persons were satisfied for 2017, except for Form 4 filings for each of Barry Flannelly, Hervé Hoppenot, Reid Huber, Eric Siegel, Paula Swain and Wenqing Yao that were due on February 16, 2017 and were filed on February 28, 2017 relating to shares issued upon vesting of performance shares that occurred on February 14, 2017.

Stockholder Proposals for the 2019 Annual Meeting

        To be considered for inclusion in the Company's proxy statement for the Company's 2019 Annual Meeting of Stockholders, stockholder proposals must be received by the Secretary of the Company no later than November 21, 2018. These proposals also must comply with the proxy proposal submission rules of the Securities and Exchange Commission under Rule 14a-8.

        A stockholder proposal not included in the Company's proxy statement for the 2018 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company, provides the information required by the Company's Bylaws, and otherwise complies with the provisions of the Company's Bylaws. To be timely, our Bylaws provide that the Company must have received the stockholder's notice not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting of stockholders. However, in the event that the 2019 Annual Meeting is called for a date that is more than 30 days before or more than 60 days after the first anniversary date of the preceding year's annual meeting of stockholders, notice by the stockholder to be timely must be so received by the Secretary of the Company not later than the close of business on the later of (1) the 90th day prior to the date of the meeting and (2) the 10th day following the first public announcement or disclosure of the date of the 2019 Annual Meeting.

70 | Proxy Statement 2018

Annual Report

        We will furnish without charge, upon written request of any person who was a stockholder or beneficial owner of common stock at the close of business on March 5, 2018, the record date, a copy of our Annual Report on Form 10-K, including the financial statements, the financial statement schedules, and all exhibits. The written request should be sent to: Investor Relations Department, Incyte Corporation, 1801 Augustine Cut-Off, Wilmington, DE 19803.

        Whether you intend to be present at the Annual Meeting or not, we urge you to vote by telephone, the internet, or by signing and mailing the enclosed proxy promptly.

By Order of the Board of Directors

Hervé Hoppenot President and Chief Executive Officer

March 14, 2018

Proxy Statement 2018 | 71

Appendix A

Note Regarding Forward-Looking Statements

        Except for the historical information set forth herein, the matters set forth in this proxy statement contain predictions, estimates and other forward-looking statements, including without limitation statements regarding: our belief that we now have both the geographic reach and the financial resources to be able to bring our potential new therapies to patients that need them, our expectations for key newsflow events in the first half of 2018, our expectation for data from FIGHT-202 later in 2018, our expectation for data from the REACH2, REACH3 and GRAVITAS-301 trials beginning in 2019, our expectation that our pipeline will continue to expand, our expectation that we will to continue to expand our workforce in support of our research and development and commercialization efforts and our anticipated hiring of a significant number of new employees during 2018 as we execute on our long-term growth strategy.

        These forward-looking statements are based on our current expectations and are subject to risks and uncertainties that may cause actual results to differ materially, including unanticipated expenses arising from our development and commercialization activities, unanticipated delays in obtaining results from clinical trials, the ability to enroll sufficient numbers of subjects for our clinical trials, risks relating to further research and development and the results of clinical trials, the effects of market competition, uncertainties associated with the results of the ECHO-301 clinical trial and changes to our operating plans depending on the outcome of those results, and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2017. We disclaim any intent or obligation to update these forward looking statements.

Proxy Statement 2018 | A-1

Appendix B

INCYTE CORPORATION

AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN

(As Amended and Restated on March 2, 2018)

i

(ff)	“Service”	5
(gg)	“Share”	6
(hh)	“Stock”	6
(ii)	“Stock Option Agreement”	6
(jj)	“Subsidiary”	6
(kk)	“Total and Permanent Disability”	6
SECTION 3.	ADMINISTRATION	6
(a)	Committee Composition	6
(b)	Committee for Non-Officer Grants	6
(c)	Committee Procedures	7
(d)	Committee Responsibilities	7
SECTION 4.	ELIGIBILITY	8
(a)	General Rule	8
(b)	Ten-Percent Stockholders	9
(c)	Attribution Rules	9
(d)	Outstanding Stock	9
SECTION 5.	STOCK SUBJECT TO PLAN	9
(a)	Basic Limitation	9
(b)	Award Limitation	9
(c)	Additional Shares	9
SECTION 6.	RESTRICTED SHARES	10
(a)	Restricted Share Agreement	10
(b)	Payment for Awards	10
(c)	Vesting	10
(d)	Voting and Dividend Rights	11
(e)	Restrictions on Transfer of Shares	11
SECTION 7.	TERMS AND CONDITIONS OF OPTIONS	11
(a)	Stock Option Agreement	11
(b)	Number of Shares	11
(c)	Exercise Price	11
(d)	Withholding Taxes	11
(e)	Exercisability and Term	12
(f)	Exercise of Options	12
(g)	Effect of Change in Control	12
(h)	No Rights as a Stockholder	12
(i)	Modification, Extension and Assumption of Options	12

(j)	Restrictions on Transfer of Shares	13
(k)	Buyout Provisions	13
SECTION 8.	PAYMENT FOR SHARES	13
(a)	General Rule	13
(b)	Surrender of Stock	13
(c)	Services Rendered	13
(d)	Cashless Exercise	14
(e)	Exercise/Pledge	14
(f)	Promissory Note	14
(g)	Other Forms of Payment	14
(h)	Limitations under Applicable Law	14
SECTION 9.	STOCK APPRECIATION RIGHTS	14
(a)	SAR Agreement	14
(b)	Number of Shares	14
(c)	Exercise Price	15
(d)	Exercisability and Term	15
(e)	Effect of Change in Control	15
(f)	Exercise of SARs	15
(g)	Modification or Assumption of SARs	15
(h)	Buyout Provisions	16
SECTION 10.	RESTRICTED STOCK UNITS	16
(a)	Restricted Stock Unit Agreement	16
(b)	Payment for Awards	16
(c)	Vesting Conditions	16
(d)	Voting and Dividend Rights	16
(e)	Form and Time of Settlement of Restricted Stock Units	17
(f)	Death of Recipient	17
(g)	Creditors’ Rights	17
SECTION 11.	PERFORMANCE SHARES	17
(a)	Performance Shares and Performance Share Agreement	17
(b)	Payment for Awards	18
(c)	Terms of Performance Share Awards	18
(d)	Voting and Dividend Rights	18
(e)	Form and Time of Settlement of Performance Shares	19
(f)	Death of Recipient	19
(g)	Creditors’ Rights	19

SECTION 12.	AUTOMATIC GRANTS TO OUTSIDE DIRECTORS	19
(a)	Initial Grants	19
(b)	Annual Grants	19
(c)	Vesting Conditions	20
(d)	Stock Option Agreement	20
(e)	Additional Grants	20
SECTION 13.	ADJUSTMENT OF SHARES; REORGANIZATIONS	21
(a)	Adjustments	21
(b)	Dissolution or Liquidation	21
(c)	Reorganizations	21
(d)	Reservation of Rights	23
SECTION 14.	DEFERRAL OF AWARDS	23
(a)	Committee Powers	23
(b)	General Rules	24
(c)	Code Section 409A	24
SECTION 15.	PAYMENT OF DIRECTOR’S FEES IN SECURITIES	25
(a)	Effective Date	25
(b)	Elections to Receive NSOs, Restricted Shares or Restricted Stock Units	25
(c)	Number and Terms of NSOs, Restricted Shares or Restricted Stock Units	25
SECTION 16.	AWARDS UNDER OTHER PLANS	25
SECTION 17.	LEGAL AND REGULATORY REQUIREMENTS	25
SECTION 18.	WITHHOLDING TAXES	25
(a)	General	25
(b)	Share Withholding	26
SECTION 19.	OTHER PROVISIONS APPLICABLE TO AWARDS	26
(a)	Transferability	26
(b)	Qualifying Performance Criteria	26
(c)	Vesting Restrictions on Awards	27
SECTION 20.	NO EMPLOYMENT RIGHTS	27
SECTION 21.	APPLICABLE LAW	28
SECTION 22.	DURATION AND AMENDMENTS	28
(a)	Term of the Plan	28
(b)	Right to Amend or Terminate the Plan	28
(c)	Effect of Termination	28

INCYTE CORPORATION

AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN

SECTION 1.                         ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Board of Directors on March 19, 2010, amended and restated on March 8, 2011, April 18, 2012, and April 17, 2013, amended on January 7, 2014, March 4, 2014, April 22, 2014 and March 16, 2016, and further amended and restated on March 2, 2018.  The purpose of the Plan is to promote the long-term success of the Corporation and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership.  The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Restricted Stock Units, Performance Shares, Options (which may constitute ISOs or NSOs) and SARs.

SECTION 2.                         DEFINITIONS.

(a)                                 “Affiliate”shall mean any entity other than a Subsidiary, if the Corporation and/or one or more Subsidiaries own not less than 50% of such entity.

(b)                                 “Award”shall mean any award of an Option, a SAR, Restricted Shares, Restricted Stock Units or Performance Shares under the Plan.

(c)                                  “Board of Directors”shall mean the Board of Directors of the Corporation, as constituted from time to time.

(d)                                 “Change in Control”shall mean the occurrence of any of the following events:

(i)                                     A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A)                               Had been directors of the Corporation 24 months prior to such change; or

(B)                               Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Corporation 24 months prior to such change and who were still in office at the time of the election or nomination; or

1

(ii)                                  Any “person” (as defined below) by the acquisition or aggregation of securities is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of the Corporation’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Corporation’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Corporation; or

(iii)                               The consummation of a merger or consolidation of the Corporation with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Corporation immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(iv)                              The consummation of the sale, transfer or other disposition of all or substantially all of the assets of the Corporation.

For purposes of subsection (d)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Corporation or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Corporation’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Corporation’s securities immediately before such a transaction.

2

(e)                                  “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f)                                    “Committee” shall mean the committee designated by the Board of Directors to administer the Plan, as described in Section 3 hereof (or in the absence of such designation, the Board of Directors itself).

(g)                                 “Corporation” shall mean Incyte Corporation, a Delaware corporation.

(h)                                 “Consultant” shall mean a consultant or advisor who provides bona fide services to the Corporation, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.

(i)                                    “Employee” shall mean any individual who is a common-law employee of the Corporation, a Parent, a Subsidiary or an Affiliate.

(j)                                    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k)                                  “Exercise Price” shall mean (a) in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement, and (b) in the case of a SAR, an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

(l)                                    “Fair Market Value” with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:

(i)                                     If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price reported for such date by The Nasdaq Stock Market; or

(ii)                                  If the Stock was not traded on The Nasdaq Stock Market but was traded on another United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; or

(iii)                               If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last reported sale price reported for such date by the OTC Bulletin Board or, if not so reported, shall be equal to the closing sale price quoted for such date by OTC Markets Group Inc. or similar organization or, if no last reported or closing sale price is reported, shall be equal to the mean between the last reported representative bid and asked prices

3

quoted for such date by the OTC Bulletin Board or, if the Stock is not quoted on the OTC Bulletin Board, by OTC Markets Group Inc. or similar organization; or

(iv)                              If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(m)                               “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(n)                                 “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(o)                                 “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(p)                                 “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(q)                                 “Optionee” shall mean an individual or estate who holds an Option or SAR.

(r)                                   “Outside Director” shall mean a member of the Board of Directors who is not an Employee or a Consultant.

(s)                                   “Parent” shall mean any corporation or other entity (other than the Corporation) in an unbroken chain of corporations or other entities ending with the Corporation, if each of the corporations or other entities other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation or other entity that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(t)                                    “Participant” shall mean an individual or estate who holds an Award.

(u)                                 “Performance Shares” shall mean a bookkeeping entry representing the Corporation’s obligation to deliver Shares (or distribute cash) on a future date in accordance with the provisions of a Performance Share Agreement.

4

(v)                                  “Performance Share Agreement” shall mean the agreement between the Corporation and the recipient of Performance Shares that contains the terms, conditions and restrictions pertaining to such Performance Shares.

(w)                               “Plan” shall mean this Amended and Restated 2010 Stock Incentive Plan of Incyte Corporation, as amended from time to time.

(x)                                  “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(y)                                  “Qualifying Performance Criteria” shall have the meaning set forth in Section 19(b).

(z)                                   “Restricted Share” shall mean a Share awarded under the Plan and subject to the terms, conditions and restrictions set forth in a Restricted Share Agreement.

(aa)                          “Restricted Share Agreement” shall mean the agreement between the Corporation and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Shares.

(bb)                          “Restricted Stock Unit” shall mean a bookkeeping entry representing the Corporation’s obligation to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Restricted Stock Unit Agreement.

(cc)                            “Restricted Stock Unit Agreement” shall mean the agreement between the Corporation and the recipient of a Restricted Stock Unit that contains the terms, conditions and restrictions pertaining to such Restricted Stock Unit.

(dd)                          “SAR” shall mean a stock appreciation right granted under the Plan.

(ee)                            “SAR Agreement” shall mean the agreement between the Corporation and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

(ff)                                “Service” shall mean service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Stock Option Agreement, SAR Agreement, Restricted Share Agreement, Restricted Stock Unit Agreement or Performance Share Agreement.  Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Corporation in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law.  However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s employment will be treated as terminating 90 days after such

5

Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract.  Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work.  The Corporation shall be entitled to determine in its sole discretion which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan.

(gg)                          “Share” shall mean one share of Stock, as adjusted in accordance with Section 13 (if applicable).

(hh)                          “Stock” shall mean the common stock of the Corporation, $.001 par value per share.

(ii)                                “Stock Option Agreement” shall mean the agreement between the Corporation and an Optionee that contains the terms, conditions and restrictions pertaining to such Option.

(jj)                                “Subsidiary” shall mean any corporation, if the Corporation or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(kk)                            “Total and Permanent Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last for a continuous period of not less than one year.

SECTION 3.                         ADMINISTRATION.

(a)                                 Committee Composition. The Plan shall be administered by the Board of Directors or a Committee appointed by the Board of Directors.  The Committee shall consist of two or more members of the Board of Directors.  In addition, to the extent required by the Board of Directors, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b)                                 Committee for Non-Officer Grants.  The Board of Directors may also appoint one or more separate committees of the Board of Directors, each

6

composed of one or more members of the Board of Directors who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Corporation under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants.  Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence.  To the extent permitted by applicable laws, the Board of Directors may also authorize one or more officers of the Corporation to designate Employees, other than persons subject to Section 16 of the Exchange Act, to receive Awards and to determine the number of such Awards to be received by such Employees.

(c)                                  Committee Procedures.  The Board of Directors shall designate one of the members of the Committee as chairman.  The Committee may hold meetings at such times and places as it shall determine.  The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing (including via email) by all Committee members, shall be valid acts of the Committee.

(d)                                 Committee Responsibilities.  Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i)                                     To interpret the Plan and to apply its provisions;

(ii)                                  To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)                               To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws, including qualifying for preferred tax treatment under applicable foreign tax laws;

(iv)                              To authorize any person to execute, on behalf of the Corporation, any instrument required to carry out the purposes of the Plan;

(v)                                 To determine when Awards are to be granted under the Plan;

(vi)                              To select the Offerees and Optionees;

(vii)                           To determine the number of Shares to be made subject to each Award;

(viii)                        To prescribe the terms and conditions of each Award, including the Exercise Price, the Purchase Price, the performance criteria, the performance period, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of

7

the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

(ix)                              To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(x)                                 To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(xi)                              To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xii)                           To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xiii)                        To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

(xiv)                       To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

(xv)                          To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards under the Plan to persons subject to Section 16 of the Exchange Act.  All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants, and all persons deriving their rights from a Participant.  No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan or any Award.

SECTION 4.                         ELIGIBILITY.

(a)                                 General Rule. Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Restricted Stock Units, Performance Shares, Nonstatutory Options or SARs.

8

(b)                                 Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(c)                                  Attribution Rules. For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

(d)                                 Outstanding Stock. For purposes of Section 4(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant but shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.                         STOCK SUBJECT TO PLAN.

(a)                                 Basic Limitation.  Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares.  The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 36,753,475.  The limitation of this Section 5(a) shall be subject to adjustment pursuant to Section 13.  Notwithstanding the foregoing, the number of Shares that may be issued under the Plan, other than (i) upon exercise of Options or SARs or (ii) pursuant to any sale of Restricted Shares for a Purchase Price at least equal to 100 percent of the Fair Market Value shall not exceed 3,500,000 Shares, subject to adjustment pursuant to Section 13.  The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan.  The Corporation, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.  Shares tendered or withheld in full or partial payment of the Exercise Price of an Award or to satisfy tax withholding obligations in connection with an Award, and Shares issued under an Award that are purchased by the Corporation on the open market, shall not be available for future issuance under the Plan.

(b)                                 Award Limitation.  Subject to the provisions of Section 13, no Participant may receive Awards under the Plan in any calendar year that relate to more than 800,000 Shares.

(c)                                  Additional Shares.  If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Shares, Restricted Stock Units or Performance Shares, is forfeited to or

9

repurchased by the Corporation due to failure to vest, the unpurchased Shares (or for Awards other than Options or SARs the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).  With respect to SARs, when a stock settled SAR is exercised, all of the Shares subject to the SAR shall be counted against the number of Shares available for future grant or sale under the Plan, regardless of the number of Shares actually issued pursuant to such exercise.  Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Shares, Restricted Stock Units or Performance Shares are repurchased by the Corporation or are forfeited to the Corporation, such Shares will become available for future grant under the Plan.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

SECTION 6.                         RESTRICTED SHARES.

(a)                                 Restricted Share Agreement.  Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Agreement between the recipient and the Corporation. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various Restricted Share Agreements entered into under the Plan need not be identical.

(b)                                 Payment for Awards.  Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including cash, cash equivalents, full-recourse promissory notes, past services and future services.

(c)                                  Vesting.  Each Award of Restricted Shares shall vest over a minimum period of three years of the Participant’s Service, subject to Section 19(c).  Vesting shall occur, in full or in installments, upon satisfaction of such Service requirement and such other conditions specified in the Restricted Share Agreement.  A Restricted Share Agreement may provide for accelerated vesting in the event of the Participant’s death, Total and Permanent Disability or retirement or other events.  The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested upon a Change in Control.  Except as may be set forth in a Restricted Share Agreement, vesting of the Restricted Shares shall cease on the termination of the Participant’s Service.

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(d)                                 Voting and Dividend Rights.  The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Corporation’s other stockholders.  A Restricted Share Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares.  Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

(e)                                  Restrictions on Transfer of Shares.  Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Share Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.        TERMS AND CONDITIONS OF OPTIONS.

(a)                                 Stock Option Agreement.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Corporation.  Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement.  The Stock Option Agreement shall specify whether the Option is an ISO or an NSO.  The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.  Options may be granted in consideration of a reduction in the Optionee’s other compensation.

(b)                                 Number of Shares.  Each Stock Option Agreement shall specify the number of Shares that are subject to the Option (subject to adjustment in accordance with Section 13).

(c)                                  Exercise Price.  Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b), and the Exercise Price of an NSO shall not be less 100% of the Fair Market Value of a Share on the date of grant.  Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion.  The Exercise Price shall be payable in one of the forms described in Section 8.

(d)                                 Withholding Taxes.  As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Corporation may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise.  The Optionee shall also make such arrangements as the Corporation may require for the satisfaction of any federal, state, local or foreign withholding tax

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obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e)                                  Exercisability and Term.  Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable, subject to Section 12(c) in the case of automatic Option grants to Outside Directors and to Section 19(c) for all other Option grants.  The Stock Option Agreement shall also specify the term of the Option; provided, however, that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(b)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, Total and Permanent Disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f)                                    Exercise of Options.  Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Corporation and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(g)                                 Effect of Change in Control.  The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option upon a Change in Control.

(h)                                 No Rights as a Stockholder.  An Optionee, or a permitted transferee of an Optionee, shall have no rights as a stockholder of the Corporation with respect to any Shares covered by the Option until the date of the issuance of the Shares underlying the Option upon a valid exercise thereof.

(i)                                    Modification, Extension and Assumption of Options.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Corporation or another issuer) in return for the grant of new Options for the same or a different number of Shares and at

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the same or a different Exercise Price; provided, however, that the Committee may not modify outstanding Options to lower the Exercise Price nor may the Committee assume or accept the cancellation of outstanding Options in return for the grant of new Options or SARs with a lower Exercise Price, unless such action has been approved by the Corporation’s stockholders.  The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair such Optionee’s rights or increase his or her obligations under such Option.

(j)                                    Restrictions on Transfer of Shares.  Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine.  Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

(k)                                  Buyout Provisions.  Except with respect to an Option whose Exercise Price exceeds the Fair Market Value of the Shares subject to the Option, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 8.        PAYMENT FOR SHARES.

(a)                                 General Rule.  The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

(b)                                 Surrender of Stock.  To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative.  Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.  The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Corporation to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c)                                  Services Rendered.  At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Corporation or a Subsidiary prior to the award.  If Shares are awarded

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without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

(d)                                 Cashless Exercise.  To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Corporation in payment of the aggregate Exercise Price.

(e)                                  Exercise/Pledge.  To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Corporation in payment of the aggregate Exercise Price.

(f)                                    Promissory Note.  To the extent that a Stock Option Agreement or Restricted Share Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Corporation) a full-recourse promissory note.

(g)                                 Other Forms of Payment.  To the extent that a Stock Option Agreement or Restricted Share Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(h)                                 Limitations under Applicable Law.  Notwithstanding anything herein or in a Stock Option Agreement or Restricted Share Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9.        STOCK APPRECIATION RIGHTS.

(a)                                 SAR Agreement.  Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Corporation.  Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various SAR Agreements entered into under the Plan need not be identical.  SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

(b)                                 Number of Shares.  Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 13.

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(c)                                  Exercise Price.  Each SAR Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Share on the date of grant.  A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d)                                 Exercisability and Term.  Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable, subject to Section 19(c).  The SAR Agreement shall also specify the term of the SAR.  A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, Total and Permanent Disability or retirement or other events.  Except as may be set forth in a SAR Agreement, vesting of the SAR shall cease on the termination of the Participant’s Service.  SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e)                                  Effect of Change in Control.  The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Shares subject to such SAR upon a Change in Control.

(f)                                    Exercise of SARs.  Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Corporation (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine.  The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(g)                                 Modification or Assumption of SARs.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Corporation or by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different exercise price; provided, however, that the Committee may not modify outstanding SARs to lower the Exercise Price nor may the Committee assume or accept the cancellation of outstanding SARs in return for the grant of new SARs or Options with a lower Exercise Price, unless such action has been approved by the Corporation’s stockholders.  The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.

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(h)                                 Buyout Provisions.  Except with respect to a SAR whose Exercise Price exceeds the Fair Market Value of the Shares subject to the SAR, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (b) authorize an Optionee to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 10.      RESTRICTED STOCK UNITS.

(a)                                 Restricted Stock Unit Agreement.  Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Agreement between the recipient and the Corporation.  Such Restricted Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical. Restricted Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

(b)                                 Payment for Awards. To the extent that an Award is granted in the form of Restricted Stock Units, no cash consideration shall be required of the Award recipients.

(c)                                  Vesting Conditions.  Each Award of Restricted Stock Units shall vest over a minimum period of three years of the Participant’s Service, subject to Section 19(c).  Vesting shall occur, in full or in installments, upon satisfaction of such Service requirement and such other conditions specified in the Restricted Stock Unit Agreement.  A Restricted Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, Total and Permanent Disability or retirement or other events.  The Committee may determine, at the time of granting Restricted Stock Units or thereafter, that all or part of such Restricted Stock Units shall become vested in the event that a Change in Control occurs with respect to the Corporation. Except as may be set forth in a Restricted Stock Unit Agreement, vesting of the Restricted Stock Units shall cease on the termination of the Participant’s Service.

(d)                                 Voting and Dividend Rights.  The holders of Restricted Stock Units shall have no voting rights.  Prior to settlement or forfeiture, any Restricted Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents.  Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding. Dividend equivalents may be converted into additional Restricted Stock Units.  Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend

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equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Restricted Stock Units to which they attach.

(e)                                  Form and Time of Settlement of Restricted Stock Units.  Settlement of vested Restricted Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee.  The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors.  Methods of converting Restricted Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days.  A Restricted Stock Unit Agreement may provide that vested Restricted Stock Units may be settled in a lump sum or in installments.  A Restricted Stock Unit Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Restricted Stock Units have been satisfied or have lapsed, or it may be deferred to any later date.  The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents.  Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Section 13.

(f)                                    Death of Recipient. Any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of Restricted Stock Units under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Corporation.  A beneficiary designation may be changed by filing the prescribed form with the Corporation at any time before the Award recipient’s death.  If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s estate.

(g)                                 Creditors’ Rights.  A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Corporation. Restricted Stock Units represent an unfunded and unsecured obligation of the Corporation, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.

SECTION 11.      PERFORMANCE SHARES.

(a)                                 Performance Shares and Performance Share Agreement.  Each grant of Performance Shares under the Plan shall be evidenced by a Performance Share Agreement between the recipient and the Corporation.  Such Performance Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.

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The provisions of the various Performance Share Agreements entered into under the Plan need not be identical. Performance Shares may be granted in consideration of a reduction in the recipient’s other compensation.

(b)                                 Payment for Awards. To the extent that an Award is granted in the form of Performance Shares, no cash consideration shall be required of the Award recipients.

(c)                                  Terms of Performance Share Awards.  The Committee shall determine the terms of Performance Share Awards, which may include subjecting such Awards to the attainment of “Qualifying Performance Criteria” as described in Section 19(b) of the Plan.  Each Performance Share Agreement shall set forth the number of Shares subject to such Performance Share Award, the Qualifying Performance Criteria and the performance period.  Subject to Section 19(c), the Participant shall be required to perform Service for the entire performance period (or if less, one year) in order to be eligible to receive payment under the Performance Share Award.  Except as otherwise provided in the Performance Share Agreement, the Performance Share Award shall terminate upon the termination of the Participant’s Service.  Prior to settlement, the Committee shall determine the extent to which Performance Shares have been earned.  Performance periods may overlap and the holders may participate simultaneously with respect to Performance Shares Awards that are subject to different performance periods and different Qualifying Performance Criteria.  The number of Shares may be fixed or may vary in accordance with such Qualifying Performance Criteria as may be determined by the Committee.  A Performance Share Agreement may provide for accelerated vesting in the event of the Participant’s death, Total and Permanent Disability or retirement or other events.  The Committee may determine, at the time of granting Performance Share Awards or thereafter, that all or part of the Performance Shares shall become vested upon a Change in Control.

(d)                                 Voting and Dividend Rights. The holders of Performance Shares shall have no voting rights with respect to such Performance Shares.  Prior to settlement or forfeiture, any Performance Share awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents.  Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Performance Share is outstanding.  Dividend equivalents may be converted into additional Performance Shares.  Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both.  Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Performance Shares to which they attach.

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(e)                                  Form and Time of Settlement of Performance Shares.  Settlement of Performance Shares may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee and set forth in the Performance Share Agreements.  The actual number of Performance Shares eligible for settlement may be larger or smaller than the number included in the original Award, based on the Qualifying Performance Criteria.  Methods of converting Performance Shares into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days.  A Performance Share Agreement may provide that Performance Shares may be settled in a lump sum or in installments.  A Performance Share Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Performance Shares have been satisfied or have lapsed, or it may be deferred to any later date.  The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents.  Until an Award of Performance Shares is settled, the number of such Performance Shares shall be subject to adjustment pursuant to Section 13.

(f)                                    Death of Recipient. Any Performance Share Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Performance Share Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Corporation.  A beneficiary designation may be changed by filing the prescribed form with the Corporation at any time before the Award recipient’s death.  If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Performance Share Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

(g)                                 Creditors’ Rights.  A holder of Performance Shares shall have no rights other than those of a general creditor of the Corporation. Performance Shares represent an unfunded and unsecured obligation of the Corporation, subject to the terms and conditions of the applicable Performance Share Agreement.

SECTION 12.      AUTOMATIC GRANTS TO OUTSIDE DIRECTORS

(a)                                 Initial Grants.  Each new Outside Director after the effective date of the Plan, shall receive Nonstatutory Options covering 25,000 Shares within one business day after his or her initial election to the Board of Directors.  The number of Shares included in an Option shall be subject to adjustment under Section 13.

(b)                                 Annual Grants. On the first business day following the conclusion of each regular annual meeting of the Corporation’s stockholders, each Outside

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Director who will continue serving as a member of the Board of Directors thereafter shall receive an Option covering 15,000 Shares, subject to adjustment under Section 13.  Each Outside Director who is not initially elected at a regular annual meeting of the Corporation’s stockholders shall receive an Option to purchase a pro rata portion of 15,000 Shares within 10 business days of such Director’s election based on the number of full calendar months remaining from the date of election until the next regular annual meeting of the Corporation’s stockholders divided by 12.  Any fractional shares resulting from such calculation shall be rounded up to the nearest whole number.

(c)                                  Vesting Conditions.  Each Option granted under Subsection (a) of this Section 12 shall become exercisable (i) as to one-fourth (1/4) of the total number of Shares covered by such Option on the first anniversary of the date of grant and (ii) as to one-forty-eighth (1/48) of the total number of Shares covered by such Option on each of a series of 36 monthly installments thereafter.  Except as set forth in the next succeeding sentence and in the last sentence of this Subsection (c), each Option granted under Subsection (b) of this Section 12 shall become exercisable in full on the first anniversary of the date of grant; provided, however, that each such Option shall become exercisable in full immediately prior to the next regular annual meeting of the Corporation’s stockholders following such date of grant in the event such meeting occurs prior to such first anniversary date.  Except as set forth in the last sentence of this Subsection (c), each Option granted under Subsection (b) to Outside Directors who were not initially elected at a regular annual meeting of the Corporation’s stockholders shall become exercisable in full immediately prior to the next regular annual meeting of the Corporation’s stockholders following the date of grant.  Notwithstanding the foregoing, each Option granted under Subsection (b) above that is outstanding shall become exercisable in full in the event that a Change in Control occurs with respect to the Corporation.

(d)                                 Stock Option Agreement.  All grants to Outside Directors under this Section 12 shall be evidenced by a Stock Option Agreement between the Optionee and the Corporation.  Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to other terms and condition that are not inconsistent with the Plan and that the Board of Directors deems appropriate for inclusion in a Stock Option Agreement.

(e)                                  Additional Grants.  Notwithstanding the foregoing provisions of this Section 12, the Board of Directors may from time to time increase the number of Shares subject to an initial or annual grant of Options under Section 12(a) or (b) to any Outside Director to the extent the Board of Directors determines necessary to induce an Outside Director to become or remain an Outside Director or to reflect an increase in the duties or

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responsibilities of the Outside Director, subject to all terms and conditions of the Plan otherwise applicable to grants of Options.  Each such Option may become exercisable on the same schedule as set forth in Section 12(c) or on a different schedule, as the Board of Directors in each case shall determine.

SECTION 13.                  ADJUSTMENT OF SHARES; REORGANIZATIONS.

(a)                                 Adjustments.  In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:

(i)                                     The numerical limitations set forth in Sections 5(a) and (b);

(ii)                                  The number of Shares covered by all outstanding Awards; and

(iii)                               The Exercise Price under each outstanding Option and SAR.

(b)                                 Dissolution or Liquidation.  To the extent not previously exercised or settled, all outstanding Awards shall terminate immediately prior to the dissolution or liquidation of the Corporation.

(c)                                  Reorganizations.  In the event the Corporation is party to a merger or other reorganization, subject to any vesting acceleration provisions in an Award agreement, outstanding Awards shall be treated in the manner provided in the agreement of merger or reorganization (including as the same may be amended).  Such agreement shall not be required to treat all Awards or individual types of Awards similarly in the merger or reorganization; provided, however, that such agreement shall provide for one of the following with respect to all outstanding Awards (as applicable):

(i)                                     The continuation of the outstanding Award by the Corporation, if the Corporation is a surviving corporation;

(ii)                                  The assumption of the outstanding Award by the surviving corporation or its parent or subsidiary;

(iii)                               The substitution by the surviving corporation or its parent or subsidiary of its own award for the outstanding Award;

(iv)                              Full exercisability or vesting and accelerated expiration of the outstanding Award, followed by the cancellation of such Award;

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(v)                                 The cancellation of an outstanding Option or SAR and a payment to the Optionee equal to the excess of (i) the Fair Market Value of the Shares subject to such Option or SAR (whether or not such Option or SARs is then exercisable or such Shares are then vested) as of the closing date of such merger or reorganization over (ii) its aggregate Exercise Price.  Such payment may be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Option or SAR would have become exercisable or such Shares would have vested.  Such payment may be subject to vesting based on the Optionee’s continuing Service, provided that the vesting schedule shall not be less favorable to the Optionee than the schedule under which such Option or SAR would have become exercisable or such Shares would have vested (including any vesting acceleration provisions).  If the Exercise Price of the Shares subject to any Option or SAR exceeds the Fair Market Value of the Shares subject thereto, then such Option or SAR may be cancelled without making a payment to the Optionee with respect thereto.  For purposes of this Subsection (v), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security;

(vi)                              The cancellation of an outstanding Restricted Stock Unit and a payment to the Participant equal to the Fair Market Value of the Shares subject to such Restricted Stock Unit (whether or not such Restricted Stock Unit is then vested) as of the closing date of such merger or other reorganization.  Such payment may be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount.  Such payment may be made in installments and may be deferred until the date or dates when such Restricted Stock Unit would have vested.  Such payment may be subject to vesting based on the Participant’s continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Restricted Stock Unit would have vested (including any vesting acceleration provisions).  For purposes of this Subsection (vi), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security; or

(vii)                           The cancellation of an outstanding Performance Share Award and a payment to the Participant equal to the Fair Market Value of the target Shares subject to such Performance Share Award (whether or not such Performance Share Award is then vested) as of the

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closing date of such merger or reorganization.  Such payment may be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount.  Such payment may be made in installments and may be deferred until the date or dates when such Performance Share Award would have settled.  Such payment may be subject to the Participant’s continuing Service and the achievement of performance criteria that are based on the performance criteria set forth in the Performance Share Award, with such changes that may necessary to give effect to the merger or other reorganization, provided that the performance period shall not be less favorable to the Participant than the performance period under such Performance Share Award (including any vesting acceleration provisions).  For purposes of this Subsection (vii), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

(d)                                 Reservation of Rights. Except as provided in Section 13, a Participant shall have no rights by reason of the occurrence of (or relating to) any merger or other reorganization, any transaction described in Section 13(a), or any transaction that results in an increase or decrease in the number of shares of stock of any class of the Corporation.  Any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, Awards. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to effect any merger or other reorganization, any transaction described in Section 13(a), any dissolution or liquidation of the Corporation or any transaction that results in an increase or decrease in the number of shares of stock of any class of the Corporation.

SECTION 14.                  DEFERRAL OF AWARDS.

(a)                                 Committee Powers. The Committee in its sole discretion may permit or require a Participant to:

(i)                                     Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Restricted Stock Units or Performance Shares credited to a deferred compensation account established for such Participant by the Committee as an entry on the Corporation’s books;

(ii)                                  Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Restricted Stock Units; or

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(iii)                               Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Restricted Stock Units or Performance Shares converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Corporation’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

(b)                                 General Rules. A deferred compensation account established under this Section 14 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Corporation. Such an account shall represent an unfunded and unsecured obligation of the Corporation and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Corporation. If the deferral or conversion of Awards is permitted or required, the Committee in its sole discretion may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 14.

(c)                                  Code Section 409A. Notwithstanding the foregoing, any deferrals of Award payments in respect of an Award held by a Participant who is subject to United States federal income tax shall be subject to the applicable requirements of Section 409A of the Code and the Treasury Regulations promulgated thereunder.  To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code.   In the event that following the grant of an Award the Committee determines that such Award may be subject to Section 409A of the Code, the Committee may adopt such amendments to the applicable Award agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and the Treasury Regulations promulgated thereunder and thereby avoid the application of any penalty taxes under such Section.

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SECTION 15.                  PAYMENT OF DIRECTOR’S FEES IN SECURITIES

(a)                                 Effective Date. No provision of this Section 15 shall be effective unless and until the Board has determined to implement such provision.

(b)                                 Elections to Receive NSOs, Restricted Shares or Restricted Stock Units. An Outside Director may elect to receive his or her annual retainer payment and/or meeting fees from the Corporation in the form of cash, NSOs, Restricted Shares or Restricted Stock Units, or a combination thereof, as determined by the Board.  Such NSOs, Restricted Shares or Restricted Stock Units shall be issued under the Plan.  An election under this Section 15 shall be filed with the Corporation on the prescribed form.

(c)                                  Number and Terms of NSOs, Restricted Shares or Restricted Stock Units. The number of NSOs, Restricted Shares or Restricted Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board.  The term of such NSOs, Restricted Shares or Restricted Stock Units shall also be determined by the Board.

SECTION 16.                  AWARDS UNDER OTHER PLANS.

The Corporation may grant awards under other plans or programs.  Such awards may be settled in the form of Shares issued under this Plan.  Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Restricted Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 17.                  LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Corporation’s securities may then be listed, and the Corporation has obtained the approval or favorable ruling from any governmental agency which the Corporation determines is necessary or advisable.  The Corporation shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Corporation has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

SECTION 18.                  WITHHOLDING TAXES.

(a)                                 General.  To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax

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obligations that arise in connection with the Plan.  The Corporation shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b)                                 Share Withholding.  The Corporation may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Corporation withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired.  Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.  In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 19.                  OTHER PROVISIONS APPLICABLE TO AWARDS.

(a)                                 Transferability.  Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will, by designation of a beneficiary (which shall be a family member or family trust) delivered to the Company, or by the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code.  Notwithstanding the foregoing, in no event may a Participant sell or otherwise transfer for value any Award granted under the Plan or any interest in such an Award, other than Shares issued to the Participant that are no longer subject to vesting or other restrictions under the terms of the applicable Award.  Any purported sale, assignment, conveyance, gift, pledge, hypothecation or transfer in violation of this Section 19(a) shall be void and unenforceable against the Corporation.

(b)                                 Qualifying Performance Criteria.  The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Corporation as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ or quarter’s results or to the performance of one or more comparable companies or a designated comparison group or index, in each case as specified by the Committee in the Award: (a) cash flow (including operating cash flow),

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(b) earnings per share, (c) (i) earnings before interest, (ii) earnings before interest and taxes, (iii) earnings before interest, taxes and depreciation, (iv) earnings before interest, taxes, depreciation and amortization, or (iv) earnings before any combination of such expenses or deductions, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin (including as a percentage of revenue), (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) economic profit, (r) achievement of target levels of discovery and/or development of products, including but not limited to regulatory achievements, (s) achievement of research and development objectives, or (t) formation of joint ventures, strategic relationships or other commercial, research or development collaborations (“Qualifying Performance Criteria”).  The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occur during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, nonrecurring items to be disclosed in the Corporation’s financial statements (including footnotes) for the applicable year and/or in management’s discussion and analysis of the financial condition and results of operations appearing in the Corporation’s annual report to stockholders for the applicable year.  If applicable, the Committee shall determine the Qualifying Performance Criteria and any permitted exclusions pursuant to the preceding sentence not later than the 90th day of the performance period, and shall determine and certify, for each Participant (or for all Participants), the extent to which the Qualifying Performance Criteria have been met.  The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of a Qualifying Performance Criteria to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

(c)                                  Vesting Restrictions on Awards.  Except with respect to a maximum of five percent (5%) of the total number of Shares authorized under the Plan or, in the case of automatic Option grants to Outside Directors, as otherwise permitted under Section 12(c), no Award may vest sooner than twelve (12) months from the date of grant.

SECTION 20.                  NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an

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Employee.  The Corporation and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 21.                  APPLICABLE LAW.

The Plan shall be construed and enforced in accordance with the law of the State of Delaware, without reference to its principles of conflicts of law.

SECTION 22.                  DURATION AND AMENDMENTS.

(a)                                 Term of the Plan. The Plan, as set forth herein, shall terminate automatically on March 18, 2021 and may be terminated on any earlier date pursuant to Subsection (b) below.

(b)                                 Right to Amend or Terminate the Plan. The Board of Directors may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Corporation’s stockholders only to the extent required by applicable laws, regulations or rules.

(c)                                  Effect of Termination No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

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. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on April 30, 2018. Vote by Internet • Go to www.envisionreports.com/INCY • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR the election of all director nominees and FOR proposals 2, 3 and 4. + 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 01 - Julian C. Baker 02 - Jean-Jacques Bienaimé 03 - Paul A. Brooke 04 - Paul J. Clancy 05 - Wendy L. Dixon 06 - Jacqualyn A. Fouse 08 - Hervé Hoppenot 07 - Paul A. Friedman For Against Abstain ForAgainst Abstain 2. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. 3. To approve amendments to the Company’s Amended and Restated 2010 Stock Incentive Plan. 4. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018. 5. In their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof. B Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appear on this proxy. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder should sign. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 02RMBD Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2017 are available at: http://www.envisionreports.com/incy q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — INCYTE CORPORATION PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS For Annual Meeting — May 1, 2018 HERVÉ HOPPENOT, DAVID W. GRYSKA and MICHAEL J. PURVIS, or any of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth below and in the discretion of such proxies on all other matters that may be properly presented for action all shares of stock of Incyte Corporation (the “Company”) the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s offices at 1815 Augustine Cut-Off, Wilmington, Delaware 19803, on Tuesday, May 1, 2018 at 2:00 p.m., Eastern Daylight Time, or at any postponement or adjournment thereof, and instructs said proxies to vote as follows: Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have the authority to vote FOR each director nominee and FOR items 2, 3 and 4, and in accordance with the discretion of the proxies on any other matters as may properly come before the annual meeting. (continued and to be signed on reverse side)